                                 SECURITIES AND EXCHANGE COMMISSION

                                       Washington, D.C.  20549

                                              Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

Pre-Effective Amendment No.        (File No. 33-63909)

Post-Effective Amendment No.   3

                                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.     4   (File No. 811-07407)


STRATEGIST TAX-FREE INCOME FUND, INC.
IDS Tower 10, Minneapolis, Minnesota 55440-0010

Eileen J. Newhouse - IDS Tower 10,
Minneapolis, Minnesota 55440-0010
(612) 671-2772

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b)
    X    on January 29, 1998 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i) 75 days after filing pursuant to paragraph (a)(ii) on
         (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Strategist Tax-Free High Yield Fund, a series of the Registrant, is a part of a master/feeder operating structure. This Post-Effecitve Amendment includes a signature page for Tax-Free Income Trust, the master fund.

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.

                                     PART A

Item No.       Section in Prospectus
1              Cover page of prospectus

2  (a)         Fund expenses
   (b)         The Fund in brief
   (c)         The Fund in brief

3  (a)         Financial highlights
   (b)         NA
   (c)         Performance
   (d)         Financial highlights

4  (a)         The Fund in brief; Investment policies and risks; How the Fund and Portfolio are organized
   (b)         Investment policies and risks
   (c)         Investment policies and risks

5  (a)         Board members and officers
   (b)(i)      Investment manager; About the Advisor
   (b)(ii)     Investment manager; Administrator and transfer agent
   (b)(iii)    Investment manager
   (c)         Portfolio manager
   (d)         Administrator and transfer agent
   (e)         Administrator and transfer agent
   (f)         Investment manager; Administrator and transfer agent; Distributor
   (g)         About the Advisor

5A(a)          *
   (b)         *

6  (a)         Shares; Voting rights
   (b)         NA
   (c)         NA
   (d)         NA
   (e)         Cover page; Special shareholder services
   (f)         Dividend and capital gain distributions; Reinvestments
   (g)         Taxes
   (h)         Special considerations regarding master/feeder structure

7  (a)         Distributor
   (b)         Valuing Fund shares
   (c)         NA
   (d)         How to purchase shares
   (e)         NA
   (f)         Distributor
   (g)         NA

8  (a)         How to redeem shares
   (b)         NA
   (c)         How to purchase, exchange or redeem shares: Other important information
   (d)         How to purchase, exchange or redeem shares: How to redeem shares

9              None

                                     PART B

Item No.       Section in Statement of Additional Information
10             Cover page of SAI

11             Table of Contents

12             NA

13 (a)         Additional Investment Policies; all appendices except Dollar-Cost
               Averaging
   (b)         Additional Investment Policies
   (c)         Additional Investment Policies
   (d)         Security Transactions

14 (a)         Board Members and Officers
   (b)         Board Members and Officers
   (c)         Board Members and Officers

15 (a)         NA
   (b)         Principal Holders of Securities, if applicable
   (c)         Board Members and Officers

16 (a)(i)      How the Fund and Portfolio are organized; About the Advisor**
   (a)(ii)     Agreements: Investment Management Services Agreement, Plan and
               Agreement of Distribution / Distribution Agreement
   (a)(iii)    Agreements: Investment Management Services Agreement
   (b)         Agreements: Investment Management Services Agreement
   (c)         NA
   (d)         Agreements: Administrative Services Agreement
   (e)         NA
   (f)         Agreements: Plan and Agreement of Distribution / Distribution
               Agreement
   (g)         NA
   (h)         Custodian Agreement; Independent Auditors
   (i)         Agreements: Transfer Agency Agreement; Custodian Agreement
17 (a)         Security Transactions
   (b)         Brokerage Commissions Paid to Brokers Affiliated with the Advisor
   (c)         Security Transactions
   (d)         Security Transactions
   (e)         Security Transactions

18 (a)         Shares; Voting rights**
   (b)         NA

19(a)          Investing in the Funds
   (b)         Valuing Fund Shares; Investing in the Funds
   (c)         Redeeming Shares

20             Taxes

21 (a)         Agreements: Distribution Agreement
   (b)         NA
   (c)         NA

22 (a)         NA
   (b)         Performance Information

23             Financial Statements

*    Designates information is located in annual report.
**   Designates location in prospectus.

Strategist Tax-Free High Yield Fund


Prospectus
Jan. 29, 1998


This prospectus describes a diversified, no-load mutual fund, Strategist Tax-Free High Yield Fund, a series of Strategist Tax-Free Income Fund, Inc., whose goal is to provide high yield generally exempt from federal income taxes.


The Fund has chosen to participate in a master/feeder structure. It seeks to achieve its goal by investing all of its assets in a Portfolio of Tax-Free Income Trust. The Portfolio is managed by American Express Financial Corporation and has the same goal as the Fund. This arrangement is commonly known as a master/feeder structure.


This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.


Additional  facts about the Fund are in a Statement  of  Additional  Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Financial Direct.

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Please note that this Fund:
o is not a bank deposit
o is not federally insured
o is not endorsed by any bank or government agency
o is not guaranteed to achieve its goal


American Express Financial Direct
P.O. Box 59196
Minneapolis, MN
55459-0196
800-AXP-SERV
TTY: 800-710-5260
Web site address: http://www.americanexpress.com/direct

Table of contents

The Fund in brief
Goal and types of Fund investments and their risks
Structure of the Fund
Manager and distributor
Portfolio manager

Fund expenses


Performance
Financial highlights
Total returns
Yield


Investment policies and risks
Facts about investments and their risks
Valuing Fund shares


How to  purchase,  exchange  or redeem  shares
How to  purchase  shares
How to exchange  shares
How to redeem shares
Methods of exchanging or redeeming  shares
Systematic purchase plans
Other important information


Special shareholder services
Services
Quick telephone reference

Distributions and taxes
Dividend and capital gain distributions
Reinvestments
Taxes
How to determine the correct TIN

How the Fund and Portfolio are organized
Shares
Voting rights
Shareholder meetings
Special considerations regarding master/feeder structure
Board members and officers
Investment manager

Administrator and transfer agent
Distributor

About the Advisor


Appendix A: Description of bond ratings
Appendix B: 1998 Federal tax-exempt and taxable equivalent yield calculation Appendix C: Descriptions of derivative instruments

The Fund in brief

Strategist Tax-Free High Yield Fund (the Fund) is a diversified mutual fund that seeks to achieve its goal by investing all of its assets in Tax-Free High Yield Portfolio (the Portfolio) of Tax-Free High Yield Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. The Fund is a series of Strategist Tax-Free Income Fund, Inc. (the Company).

Goal and types of Fund investments and their risks


The Fund seeks to provide shareholders with a high yield generally exempt from federal income taxes. It does so by investing all of its assets in the Portfolio, a diversified mutual fund that usually invests in medium- and lower-quality bonds and notes issued by or on behalf of state and local governmental units whose interest generally is exempt from federal income tax. The Portfolio also may invest in derivative instruments and money market instruments.


Because investments involve risk, the Fund cannot guarantee achieving its goal. Some of the Portfolio's investments may be considered speculative and involve additional investment risks.

Structure of the Fund


The Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:


                                                Investors
                                              buy shares in
                                                 the Fund

                                                 The Fund
                                                invests in
                                              the Portfolio

                                         The Portfolio invests in
                                        securities, such as stocks
                                                 or bonds

Manager and distributor


The Portfolio is managed by American Express Financial Corporation (the Advisor), a provider of financial services since 1894. The Advisor currently manages more than $170 billion in assets. These assets are managed by a team of highly skilled, experienced professionals, backed by one of the nation's largest investment departments. Our team of professionals includes portfolio managers, economists and supporting staff, stock and bond analysts including Chartered Financial Analysts, and investment managers and researchers based in London and Hong Kong who add a global dimension to our expertise.


Shares of the Fund are sold through American Express Service Corporation (the Distributor), an affiliated company of the Advisor.

Portfolio manager

Kurt Larson joined the Advisor in 1961 and serves as vice president and senior portfolio manager. He has managed the assets of Tax-Free High Yield Portfolio and its predecessor fund since 1979.

Fund expenses

The purpose of the following table and example is to summarize the aggregate expenses of the Fund and its Portfolio and to assist investors in understanding the various costs and expenses that investors in the Fund may bear directly or indirectly. The Company's board believes that, over time, the aggregate per share expenses of the Fund and its Portfolio should be approximately equal to (and may be less than) the per share expenses the Fund would have if the Company retained its own investment advisor and the assets of the Fund were invested directly in the type of securities held by the Portfolio. For additional information concerning Fund and Portfolio expenses, see "How the Fund and Portfolio are organized."

Shareholder transaction expenses(a)
Maximum sales charge on purchases(b)
(as a percentage of offering price)

O%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):

------------------------------------------------------ ------------------------
Management fee(c)                                      0.47%
------------------------------------------------------ ------------------------
------------------------------------------------------ ------------------------
12b-1 fee                                              0.25%
------------------------------------------------------ ------------------------
------------------------------------------------------ ------------------------
Other expenses(d)                                      0.23%
------------------------------------------------------ ------------------------
------------------------------------------------------ ------------------------
Total (after reimbursement)                            0.95%
------------------------------------------------------ ------------------------

(a)A wire redemption charge, currently $15, is deducted from the shareholder's Investment Management Account for wire redemption's made at the request of the shareholder. (b)There is no sales load; however, the Fund imposes a 0.50% redemption fee for shares redeemed or exchanged within 180 days of their purchase date. This fee reimburses the Fund for brokerage fees and other costs incurred. This fee also helps assure that long-term shareholders are not unfairly bearing the costs associated with frequent traders. (c)The management fee is paid by the Trust on behalf of the Portfolio. (d)Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, total expenses will not exceed 0.95%. Without this agreement, the ratio of expenses to average daily net assets would have been 2.96%.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

------------------------------------ -----------------------------------
1 year                               $10
------------------------------------ -----------------------------------
------------------------------------ -----------------------------------
3 years                                30
------------------------------------ -----------------------------------
------------------------------------ -----------------------------------
5 years                                53
------------------------------------ -----------------------------------
------------------------------------ -----------------------------------
10 years                             117
------------------------------------ -----------------------------------

The table and example do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because the Fund pays annual distribution (12b-1) fees, long-term shareholders may indirectly pay an equivalent of more than a 7.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

Strategist Tax-Free High Yield Fund

5. Financial highlights

The table below shows certain important information for evaluating the Fund's results.

Fiscal period ended Nov. 30,

Per share income and capital changesa
                                                         1997           1996b
Net asset value, beginning of period                    $4.56          $4.46

Income from investment operations:
Net investment income (loss)                              .28            .15

Net gains (both realized and unrealized)                  .08            .10

Total from investment operations                          .36            .25

Less distributions:
Dividends from net investment income                     (.28)          (.15)

Net asset value, end of period                          $4.64          $4.56

Ratios/supplemental data
Net assets, end of period (in thousands)                 $734           $535

Ratio of expenses to average daily net assetsc            .95%           .95%d

Ratio of net income (loss) to average daily net assets   6.02%          6.22%d

Portfolio turnover rate (excluding short-term               4%             4%
securities)

Total return                                              8.3%           5.5%

a For a share outstanding  throughout  the period.  Rounded to the nearest cent.

b Inception  date was May 13,  1996.

c The Advisor and Distributor voluntarily limited total operating expenses to 0.95% of average daily net assets. Without this agreement, the ratio of expenses to average daily net assets would have been 2.96% and 24.16% for the periods ended 1997 and 1996, respectively.

d Adjusted to an annual basis.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditor's report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with the prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of Nov. 30, 1997

-------------------------------------- ---------------------- ----------------------- ----------------------
Purchase                               1 year                 5 years                 10 years
made                                   ago                    ago                     ago
-------------------------------------- ---------------------- ----------------------- ----------------------
-------------------------------------- ---------------------- ----------------------- ----------------------
Tax-Free High Yield Fund               +8.26%                 +6.60%                  +8.10%
-------------------------------------- ---------------------- ----------------------- ----------------------
-------------------------------------- ---------------------- ----------------------- ----------------------
Lehman Brothers Municipal Bond Index   +7.18%                 +6.87%                  +8.21%
-------------------------------------- ---------------------- ----------------------- ----------------------

Cumulative total returns as of Nov. 30, 1997

-------------------------------------- ---------------------- ----------------------- ----------------------
Purchase                               1 year                 5 years                 10 years
made                                   ago                    ago                     ago
-------------------------------------- ---------------------- ----------------------- ----------------------
-------------------------------------- ---------------------- ----------------------- ----------------------
Tax-Free High Yield Fund               +8.26%                 +37.66%                 +117.89%
-------------------------------------- ---------------------- ----------------------- ----------------------
-------------------------------------- ---------------------- ----------------------- ----------------------
Lehman Brothers Municipal Bond Index   +7.18%                 +39.43%                 +120.18%
-------------------------------------- ---------------------- ----------------------- ----------------------

On May 13, 1996, IDS High Yield Tax-Exempt Fund transferred all of its assets to the Portfolio. The performance information in the foregoing tables represents performance of IDS High Yield Tax-Exempt Fund prior to March 20, 1995 and of Class A shares of IDS High Yield Tax-Exempt Fund from March 20, 1995 through May 13, 1996, adjusted to reflect the absence of sales charges on shares of the Fund sold through this prospectus.

The historical performance has not been adjusted for any difference between the estimated aggregate fees and expenses of the Fund and historical fees and expenses of IDS High Yield Tax-Exempt Fund.


These examples show total returns from hypothetical investments in the Fund. These returns are compared to those of a popular index for the same periods.

For purposes of calculation, information about the Fund makes no adjustments for taxes an investor may have paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Lehman Brothers Municipal Bond Index is an unmanaged index made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Portfolio. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Yield


Yield is the net investment income earned per share for a specified time period, divided by the net asset value at the end of the period. This annualized yield for the 30-day period ended Nov. 30, 1997 was 4.60%. The Fund calculates the 30-day annualized yield by dividing:


o        net investment income per share deemed earned during a 30-day period by

o        the net asset value per share on the last day of the period

o        converting the result to a yearly equivalent figure

The Fund also may calculate a tax equivalent yield by dividing the tax-exempt portion of its yield by one minus a stated income tax rate. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in exempt obligations.

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow. Past yields should not be considered an indicator of future yields.

Investment policies and risks

The policies described below apply both to the Fund and the Portfolio.


Under normal market conditions, the Portfolio will invest at least 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest is exempt from federal income tax in the opinion of counsel for the issuer, and is not subject to the alternative minimum tax. This policy cannot be changed without approval of a majority of the outstanding voting securities. Other investments include derivative instruments, money market instruments and bonds subject to the alternative minimum tax computation.

The various types of investments described above that the investment manager uses to achieve investment performance are explained in more detail in the next section and in the SAI.


Facts about investments and their risks

Bonds and notes exempt from federal income taxes: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds or notes also fluctuates if the credit rating is upgraded or downgraded. The price of bonds or notes below investment grade may react more to the ability of a company to pay interest or principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them.


The Portfolio usually invests in medium- and lower-quality notes rated A, BBB or BB by Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Services, Inc., or in securities the investment manager believes have similar qualities even though they are not rated or have been given a lower rating by a rating agency. The Portfolio invests in higher-quality bonds and notes when the difference in yield between higher- and lower-quality securities does not warrant the increase in risk or there is not an adequate supply of lower-quality securities. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.


                                    Tax-Free High Yield Portfolio
                 Bond ratings and holdings for the fiscal year ending Dec. 31, 1997

---------------------- -------------------- ---------------------------------- --------------------------------------
                       S&P rating           Protection of                      Percent of net assets
Percent of             (or Moody's          principal and                      in unrated securities
net assets             equivalent)          interest                           assessed by the Advisor

---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
21.38%                 AAA                  Highest quality                    3.40
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
  5.77                 AA                   High quality                           --
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
14.72                  A                    Upper medium grade                 0.22
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
27.36                  BBB                  Medium grade                       2.12
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
  5.52                 BB                   Moderately speculative             9.75
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
  0.95                 B                    Speculative                        3.51
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
      --               CCC                  Highly speculative                 0.35
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
      --               CC                   Poor quality                       0.03
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
      --               C                    Lowest quality                         --
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
      --               D                    In default                         0.73
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
20.33                  Unrated              Unrated securities                 0.22
---------------------- -------------------- ---------------------------------- --------------------------------------

(See  Appendix  to  this   prospectus   describing   bond  ratings  for  further
information.)

Bonds sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. Because such securities do not pay current cash income the market value of these securities may be subject to greater volatility than other debt securities. To comply with tax laws, the Portfolio has to recognize a computed amount of interest income and pay dividends to unitholders even though no cash has been received. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

Concentration: The Portfolio may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state. As the similarity in issuers increases, the potential for fluctuation in the net asset value also increases.

Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics.  A  small  change  in the  value  of the  underlying  security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties, and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover portfolio obligations. The use of derivative instruments may produce taxable income. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the Portfolio is authorized to make certain taxable investments as described in the SAI.

The investment policies described above may be changed by the boards.

Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless holders of a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

Valuing Fund shares

The net asset value (NAV) is the value of a single Fund share. It is the total value of the Fund's investments in the corresponding Portfolio and other assets, less any liabilities, divided by the number of shares outstanding. The NAV is the price at which you purchase Fund shares and the price you receive when you sell your shares. It usually changes from day to day, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.

To establish the net assets, all securities held by a Portfolio are valued as of the close of each business day. In valuing assets:


o  Securities and assets with available market values are valued on that basis


o  Securities maturing in 60 days or less are valued at amortized cost


o Assets without readily available market values are valued according to methods selected in good faith by the board


How to purchase, exchange or redeem shares

How to purchase shares


You may purchase  shares of the Fund through an  Investment  Management  Account
(IMA) maintained with the Distributor. There is no fee to open an IMA account. Payment for shares must be made directly to the Distributor.


Complete an IMA Account Application (available by calling 800-AXP-SERV) and mail the application to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Corporations and other organizations should contact the Distributor to determine which additional forms may be necessary to open an IMA account.

If you already have an IMA account, you may buy shares in the Funds as described below and need not open a new account.

You may deposit money into your IMA account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). All deposit checks should be made payable to the Distributor. If you would like to wire funds into your existing IMA account, please contact the Distributor at 800-AXP-SERV for instructions.

Minimum Fund investment requirements. Your initial investment in the Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived as described in the SAI.

When and at what price shares will be purchased. You must have money available in your IMA account in order to purchase Fund shares. If your request and payment (including money transmitted by wire) are received and accepted by the Distributor before 2 p.m. Central time, your money will be invested at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day. If your request and payment are received after that time, your request will not be accepted or your payment invested until the next business day. See "Valuing Fund shares."

Methods of purchasing shares. There are three convenient ways to purchase shares of the Fund. You may choose the one that works best for you. The Distributor will send you confirmation of your purchase request.

By phone:

         You may use money in your IMA account to make initial and subsequent purchases. To place your order, call 800-AXP-SERV.

By mail:

         Written purchase requests (along with any checks) should be mailed to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196, and should contain the following information:

o  your IMA account number (or an IMA Account Application)
o  the name of the Fund and the dollar amount of shares you would like purchased

         Your check should be made out to the Distributor. It will be deposited into your IMA account and used, as necessary, to cover your purchase request.

By systematic purchase:

         Once you have opened an IMA account, you may authorize the Distributor to automatically purchase shares on your behalf at intervals and in amounts selected by you. See "Systematic purchase plans."

Other purchase information. The Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this prospectus, to reject purchase requests or to change the minimum investment requirements. All requests to purchase shares of the Fund are subject to acceptance by the Fund and the Distributor and are not binding until confirmed or accepted in writing. The Distributor will charge a $15 service fee against an investor's IMA account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

How to exchange shares


The exchange privilege allows you to exchange your investment in the Fund at no charge for shares of other funds in the Strategist Fund Group available in your state. For complete information on any other fund, read that Fund's prospectus carefully. Any exchange will involve the redemption of Fund shares and the purchase of shares in another fund on the basis of the net asset value per share of each fund. An exchange may result in a gain or loss and is a taxable event for federal income tax purposes. When exchanging into another fund you must meet that fund's minimum investment requirements. The Fund reserves the right to modify, terminate or limit the exchange privilege. The current limit is four exchanges per calendar year. The Distributor and the Fund reserve the right to reject any exchange, limit the amount or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders.


How to redeem shares

The price at which shares will be redeemed. Shares will be redeemed at the net asset value per share next determined after receipt by the Distributor of proper redemption instructions, as described below.

The Fund imposes a 0.50% redemption fee for shares redeemed or exchanged within 180 days of their purchase date. This fee reimburses the Fund for brokerage fees and other costs incurred. This fee also helps assure that long-term shareholders are not unfairly bearing the costs associated with frequent traders.

Payment of redemption proceeds. Normally, payment for redeemed shares will be credited directly to your IMA account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your redemption instructions in proper form. Redemption proceeds will be held there or mailed to you depending on the account standing instructions you selected.

If you recently purchased shares by check, your redemption proceeds may be held in your IMA account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

Methods of exchanging or redeeming shares

By phone:


You may exchange or redeem your shares by calling 800-AXP-SERV. If you experience difficulties in exchanging or redeeming shares by telephone, you can mail your exchange or redemption requests as described below.


To properly process your telephone exchange or redemption request we will need the following information:


o your IMA account number and your name (for exchanges, both funds must be registered in the same ownership)
o  the name of the fund from which you wish to exchange or redeem shares
o  the dollar amount or number of shares you want to exchange or redeem
o  the name of the fund into which shares are to be exchanged, if applicable


Telephone exchange or redemption requests received before 2 p.m. (Central time) on any business day, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day.

By mail:

You may also request an exchange or redemption by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Once an exchange or redemption request is mailed it is irrevocable and cannot be modified or canceled.

To properly process your mailed exchange or redemption request, we will need a letter from you that contains the following information:

o  your IMA account number
o  the name of the fund from which you wish to  exchange  or redeem  shares
o  the dollar  amount or number of shares you want to  exchange or redeem
o  the name of the fund into which shares are to be  exchanged,  if applicable
o a signature of at least one of the IMA account holders in the exact form specified on the account

Telephone transactions. You may make purchase, redemption and exchange requests by mail or by calling 800-AXP-SERV. The privilege to initiate transactions by telephone is automatically available through your IMA account. The Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. This includes asking identifying questions and tape recording calls. If these procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Telephone privileges may be modified or discontinued at any time.

Systematic purchase plans

The Distributor offers a Systematic Purchase Plan (SPP) that allows you to make periodic investments in the Funds automatically and conveniently. A SPP can be used as a dollar cost averaging program and saves you the time and expense associated with writing checks or wiring funds.

Investment minimums: You can make automatic investments in any amount, from $100 to $50,000.

Investment methods: Automatic investments are made from your IMA account and you
may  select  from  several  different   investment  methods  to  make  automatic
investment(s):

a) Using uninvested cash in your IMA account: If you elect to use this option to make your automatic investments, uninvested cash in your IMA account will be used to make the investment and, if necessary, shares of your Money Market Fund will be redeemed to cover the balance of the purchase.

b) Using bank authorizations: If you elect to use this option to make your automatic investments, money is transferred from your bank checking or savings account into your IMA account and is then used to make automatic investments.

If you elect to use bank authorizations for your automatic investments, you will select a transfer date (when the money is transferred into your IMA account). If you change your bank authorization date, it may also be necessary to change your automatic investment date to coincide with the new transfer date.

Investment frequency: You can select the frequency of your automatic investments (example: twice monthly, monthly or quarterly). Quarterly investments are made on the date selected in the first month of each quarter (January, April, July and October).

Changing instructions to an already established plan: If you want to change the fund(s) selected for your SPP you may do so by calling 800-AXP-SERV, or by sending written instructions clearly outlining the changes to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Written notification must include the following:

         o  The funds with SPP that you want to cancel

         o The newly selected fund(s) in which you want to begin making automatic investments and the amount to be invested in each fund

         o The investment frequency and investment dates for your new automatic investments

Terminating your SPP. If you wish to terminate your SPP, you may call 800-AXP-SERV, or send written instructions to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196.

Terminating bank authorizations. If you wish to terminate your bank authorizations, you may do so at any time by notifying American Express Financial Direct in writing or by calling 800-AXP-SERV. Your bank authorization will not automatically terminate when you cancel your SPP.

IMPORTANT: If you are canceling your bank authorizations and you wish to cancel your SPP, you must also provide instructions stating that the Distributor should cancel your SPP. You may notify the Distributor by sending written instructions to the address above or telephoning 800-AXP-SERV. Your systematic investments will continue using IMA account assets if the Distributor does not receive notification to terminate your systematic investments as well.

To avoid procedural difficulties, the Distributor should receive instructions to change or terminate your SPP or bank authorizations at least 10 days prior to your scheduled investment date.

Other important information

Minimum balance and account requirements. The Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your holdings in the Fund drops below $1,000 ($500 in the case of custodial accounts, IRAs and other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your IMA account, the Fund will automatically redeem your shares.

Wire transfers to your bank. Funds can be wired from your IMA account to your bank account. Call the Distributor for additional information on wire transfers. A $15 service fee will be charged against your IMA account for each wire sent.

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering being made by this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or its Distributor. This prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not be lawfully made.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, you will receive these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

Quick telephone reference

American Express Financial Direct Team
Fund performance,  objectives and account inquiries,  redemptions and exchanges,
dividend   payments  or  reinvestments   and  automatic   payment   arrangements
800-AXP-SERV

TTY Service
For the hearing impaired
800-710-5260

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences that you should know about.

Dividend and capital gain distributions

The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you monthly as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed net long term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund, unless you request the Fund in writing or by phone to pay distributions to you in cash.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Taxes

The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from other income earned and capital gain distributions are not exempt from federal income taxes.
Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on borrowed money used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: 1) shares held more than one year but not more than 18 months and 2) shares held more than 18 months.


Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o  criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                            Use the Social Security or
For this type of account:                   Employer Identification number of:

Individual or joint account                 The individual or individuals listed
                                            on the account

Custodian account of a minor                The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                              The grantor-trustee (the person who
                                            puts the money into the trust)

An irrevocable trust, pension               The legal entity (not the
trust or estate                             personal representative or trustee,
                                            unless no legal entity is designated
                                            in the account title)

Sole proprietorship                         The owner

Partnership                                 The partnership

Corporate                                   The corporation

Association, club or                        The organization
tax-exempt organization

For details on TIN requirements, call 800-AXP-SERV for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to the Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund and Portfolio are organized

Shares


The Fund is owned by its shareholders. All shares issued by the Fund are of the same class -- capital stock. Par value is 1 cent per share. Both full and fractional shares can be issued.


Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Funds have cumulative voting rights.

Shareholder meetings

The Company does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the Company's outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

The Fund pursues its goals by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The goals and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure will be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling a service representative at 800-437-3133.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.


Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders of the Company elect a board that oversees the operations of the Funds and chooses the Company's officers. The Company's officers are responsible for day-to-day business decisions based on policies set by the board. Information about the board members and officers of both the Company and the Trust is found in the SAI under the caption "Board Members and Officers."

Investment manager

The Portfolio pays the Advisor for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the Advisor is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

 Assets   Annual rate at
(billions)  each asset level

First $1.0    0.490%
Next  1.0    0.465
Next  1.0    0.440
Next  3.0    0.415
Next  3.0    0.390
Over  9.0    0.360

For the fiscal year ended Nov. 30, 1997, the Advisor received investment management fees of 0.47% of its average daily net assets. Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

Under an Administrative Services Agreement, the Fund pays the Advisor for administration and accounting services at an annual rate that decreases as assets increase. The fee ranges from 0.040% to 0.020%.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee of $25 per shareholder account.

Distributor

The Fund sells shares through the Distributor under a Distribution Agreement. The Distributor is located at P.O. Box 59196, Minneapolis, MN 55459-0196 and is a wholly-owned subsidiary of Travel Related Services, Inc., a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at

American Express Tower, World Financial Center, New York, NY 10285. Financial consultants representing the Distributor provide information to investors about individual investment programs, the Fund and its operations, new account applications, exchange and redemption requests. The Fund reserves the right to sell shares through other financial intermediaries or broker/dealers. In that event, the account terms would also be governed by rules that the intermediary may establish.


To help defray costs, including costs for marketing, sales administration, training, overhead, direct marketing programs, advertising and related functions, the Funds pay the Distributor a distribution fee, also known as a 12b-1 fee. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution-related services.
This fee will not cover all of the costs incurred by the Distributor.

Total expenses paid by the Fund for the fiscal year ended Nov. 30, 1997, were 0.95%.


About the Advisor

The Advisor is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company. The Portfolios may pay brokerage commissions to broker-dealer affiliates of the Advisor.

Appendix A

Description of bond ratings

Bond ratings concern the quality of the issuing state or local governmental unit. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Appendix B


1998 Federal tax-exempt and taxable equivalent yield calculation


These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjustable gross income is $175,000.

Under Taxable Income married filing jointly status,  $138,000 is in the $102,300
- $155,950 range. Under Adjusted Gross Income, $175,000 in the $124,500 to $186,800 column. The Taxable Income line and Adjusted Gross Income column meet at 31.93%. This is the rate you'll use in Step 2.

Taxable income**                                       Adjusted gross income*

                             $    0             $124,500            $186,800
                                  to                to                  to               Over
                             $124,500(1)        $186,800(2)         $309,300(3)        $309,300(2)
Married Filing Jointly
$     0 - $42,350               15.00%
  42,350 - 102,300              28.00              28.84%
102,300 - 155,950               31.00              31.93               33.27%
155,950 - 278,450               36.00              37.08               38.64              37.08%
278,450 +                       39.60                                  42.50***           40.79


Taxable income**                                       Adjusted gross income*

                              $    0             $124,500
                                   to                   to                 Over
                              $124,500(1)        $247,000(3)         $247,000(2)
Single
$     0 - $25,350               15.00%
  26,350 - 61,400               28.00
61,400 - 128,100                31.00                                  32.60%
128,100 - 278,450               36.00                                  37.86              37.08%
278,450 +                       39.60                                                     40.79

* Gross income with certain adjustments before taking itemized deductions and personal exemptions.
** Amount subject to federal income tax after itemized deductions and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $309,300 and your taxable income exceeds $278,450.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a single taxpayer has one personal exemption and joint taxpayers have two personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions and itemized deductions continue to phase-out.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

STEP 2: Determining your federal taxable yield equivalents.

Using 31.93%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.88% yield.

            For these Tax-Exempt Rates:

                 3.00%      3.50%       4.00%      4.50%       5.00%      5.50%       6.00%       6.50%

Marginal Tax Rates                          Equal the Taxable Rates shown below:
15.00%           3.53       4.12        4.71       5.29        5.88       6.47          7.06        7.65
28.00%           4.17       4.86        5.56       6.25        6.94       7.64          8.33        9.03
28.84%           4.22       4.92        5.62       6.32        7.03       7.73          8.43        9.13
31.00%           4.35       5.07        5.80       6.52        7.25       7.97          8.70        9.42
31.93%           4.41       5.14        5.88       6.61        7.35       8.08          8.81        9.55
32.60%           4.45       5.19        5.93       6.68        7.42       8.16          8.90        9.64
33.27%           4.50       5.25        5.99       6.74        7.49       8.24          8.99        9.74
37.08%           4.77       5.56        6.36       7.15        7.95       8.74          9.54      10.33
36.00%           4.69       5.47        6.25       7.03        7.81       8.59          9.38      10.16
37.86%           4.83       5.63        6.44       7.24        8.05       8.85          9.66      10.46
38.64%           4.89       5.70        6.52       7.33        8.15       8.96          9.78      10.59
39.79%           4.97       5.79        6.62       7.45        8.28       9.11          9.93      10.76
40.79%           5.07       5.91        6.76       7.60        8.44       9.29        10.13       10.98
42.50%           5.22       6.09        6.96       7.83        8.70       9.57        10.43       11.30

Appendix C

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities - Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters - Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                     STRATEGIST TAX-FREE INCOME FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                     FOR

                     STRATEGIST TAX-FREE HIGH YIELD FUND


                               Jan. 29, 1998



This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the Fund's prospectus and the financial statements contained in the Annual Report which may be obtained by calling American Express Financial Direct, 800-AXP-SERV (TTY: 800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196.


This SAI is dated Jan. 29, 1998, and it is to be used with the Funds' prospectus dated Jan. 29, 1998, and the Annual Report for the fiscal year ended Nov. 30, 1997.

                                TABLE OF CONTENTS

Goal and Investment Policies......................................See Prospectus

Additional Investment Policies.............................................p. 3

Security Transactions......................................................p. 7

Brokerage Commissions Paid to Brokers Affiliated with the Advisor..........p. 9

Performance Information....................................................p. 10

Valuing Fund Shares........................................................p. 12

Investing in the Fund......................................................p. 14

Redeeming Shares...........................................................p. 14

Capital Loss Carryover.....................................................p. 15

Taxes......................................................................p. 16

Agreements.................................................................p. 17

Organizational Information.................................................p. 20

Board Members and Officers.................................................p. 20


Compensation for the Fund and Portfolio Board Members......................p. 26


Principal Holders of Securities............................................p. 26

Independent Auditors.......................................................p. 26


Financial Statements..........................................See Annual Report


Prospectus.................................................................p. 27

Appendix A: Description of Short-Term Securities...........................p. 28

Appendix B: Options and Interest Rate Futures Contracts....................p. 30

Appendix C: Dollar-Cost Averaging..........................................p. 36

ADDITIONAL INVESTMENT POLICIES

Strategist Tax-Free Income Fund, Inc. (the Company) is a mutual fund with one series of capital stock representing interests in Strategist Tax-Free High Yield Fund (the Fund). The Fund is a diversified mutual fund with its own goal and investment policies. The Fund seeks to achieve its goal by investing all of its assets in a corresponding series portfolio (the Portfolio) of Tax-Free Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities.


Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940 as amended (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Company will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.


Investment Policies applicable to Tax-Free High Yield Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation. For purposes of this policy, the terms of a municipal security determine the issuer.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless American Express Financial Corporation (the Advisor) believes the opportunity for additional income outweighs the risks.


The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:


`Buy on margin or sell short, except the Portfolio may enter into interest rate futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


`Invest more than 5% of its total assets in securities whose issuer or guarantor of principal and interest has been in operation for less than three years.

`Invest in voting securities, securities of investment companies or exploration or development programs, such as oil, gas or mineral leases.

`Invest more than 5% of its net assets in warrants.


`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of the Advisor hold more than a certain percentage of the issuer's outstanding securities. The holdings of all board members and officers of the Fund, the Portfolio and of the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, loans and loan participations, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options. In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes. It may purchase short-term U.S. and Canadian government securities. It may invest in bank obligations including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and letters of credit. The issuing bank or savings and loan generally must have capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S.
bank) at the date of investment.

The Portfolio may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent. It also may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. Repurchase agreements involve investments in debt securities where the seller (broker-dealer or bank) agrees to repurchase the securities from the Portfolio at cost plus an agreed-to interest rate within a specified time. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired, and it might subsequently incur a loss if the value of the security declines or if the other party to a repurchase agreement defaults on its obligation.

The Portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.


The term "municipal obligation" as used in the prospectus includes debt obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax. Municipal obligations are classified as principally as either "general obligations" or "revenue obligations". General obligation bonds are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenue derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise tax or other special revenue source.


For a description of short-term securities, see Appendix A. For a discussion on options and interest rate futures contracts, see Appendix B. For a discussion on dollar-cost averaging, see Appendix C.

SECURITY TRANSACTIONS


Subject to policies set by the board, the Advisor is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, the Advisor has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.


The Advisor has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. The Advisor carefully monitors compliance with its Code of Ethics.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing the Advisor to do so to the extent authorized by law, if the Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the Advisor's overall responsibilities to the portfolios advised by the Advisor.


Research provided by brokers supplements the Advisor's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. The Advisor has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

Normally, the Portfolio's securities are traded on a principal rather than an agency basis. In other words, the Advisor will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The Advisor does not pay the dealer commissions. Instead the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the Advisor must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits the Advisor to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the Advisor, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the Advisor, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. The Advisor has advised the Trust it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the Advisor believes it may obtain better overall execution. The Advisor has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions shall be placed on the basis of obtaining the best available price and most favorable execution. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the Advisor in providing advice to all the trusts in the Preferred Master Trust Group, their corresponding funds and other accounts advised by the Advisor, even though it is not possible to relate the benefits to any particular fund, portfolio or account.


Each investment decision made for the Portfolio is made independently from any decision made for other portfolios, funds or other accounts advised by the Advisor or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, the Advisor carries out the purchase or sale in a way the Trust agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. The Advisor has assured the Trust it will continue to seek ways to reduce brokerage costs.


On  a  periodic  basis,  the  Advisor  makes  a  comprehensive   review  of  the
broker-dealers it uses and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Portfolio paid total brokerage commissions of $0 for fiscal year ended Nov. 30, 1997 and $150,492 for the fiscal period from May 13, 1996 to Nov. 30, 1996. The Portfolio began operations on May 13, 1996. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to a Portfolio.

As of the fiscal year ended Nov. 30, 1997, the Portfolio held no securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

For the fiscal year ended Nov. 30, 1997, and for the fiscal period from May 13, 1996 (commencement of operations) to Nov. 30, 1996, the portfolio turnover rates were 4% and 4% for Tax-Free High Yield Portfolio.

For periods prior to the commencement of operations of Tax-Free High Yield Portfolio, turnover rates are based on the turnover rates of the corresponding IDS fund, which transferred all of its assets to the Portfolio on May 13, 1996.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE ADVISOR

Affiliates of American Express Company (American Express) (of which the Advisor is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. The Advisor will use an American Express affiliate only if (i) the Advisor determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

The Advisor may direct brokerage to compensate an affiliate. The Advisor will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. The Advisor owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to the Advisor and in turn the Advisor will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.


No brokerage commissions were paid to brokers affiliated with the Advisor for the two most recent fiscal periods.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows.

Average annual total return

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)n = ERV

where:           P =  a hypothetical initial payment of $1,000
                 T =  average annual total return
                 n =  number of years
               ERV =  ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                    ERV - P
                                       P

where:           P =  a hypothetical initial payment of $1,000
               ERV =  ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                            Yield = 2[(a-b + 1)6 - 1]
                                       cd

where: a = dividends and interest earned during the period b = aggregate expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d = the maximum offering price per share on the last day of the period


The Fund's annualized yield was 4.60% for Tax-Free High Yield Fund.


The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Portfolio's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to the Fund's shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                   D   divided by       POP  F equals DY
                   30                    30

where:           D =  sum of dividends for 30-day period
               POP =  sum of public offering price for 30-day period
                 F =  annualizing factor
                DY =  distribution yield


The Fund's distribution yield was 5.63% for Tax-Free High Yield Fund.


Tax-Equivalent Yield


Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the fund's tax equivalent yield, based on federal but not state tax rates, for the 30-day period ended Nov. 30, 1997.


          Marginal Income                      Tax-Equivalent
            Tax Bracket                      Yield Distribution                      Annualized
------------------------------------ ----------------------------------- -----------------------------------
               15.0%                               6.62%                               5.41%
               28.0%                               7.82%                               6.39%
               31.0%                               8.16%                               6.67%
               36.0%                               8.80%                               7.19%
               39.6%                               9.32%                               7.62%

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

On May 13, 1996, IDS High Yield Tax-Exempt Fund (the IDS Fund), an open-end investment company managed by the Advisor, transferred all of its assets to Tax-Free High Yield Portfolio in exchange for units of the Portfolio. Also on May 13, 1996, the Tax-Free High Yield Fund transferred all of its assets to the Portfolio in connection with the commencement of its operations.


On March 20, 1995, the IDS Fund converted to a multiple class structure pursuant to which three classes of shares are offered: Class A, Class B and Class Y. Class A shares are sold with a 5% sales charge, a 0.175% service fee and no 12b-1 fee. Performance quoted, other than one year, by the Fund, prior to commencement of operations, is based on the performance of the IDS Fund prior to March 20, 1995 and to Class A shares of the IDS Fund from March 20, 1995 through May 13, 1996, adjusted for differences in sales charge. The historical performance for these periods has not been adjusted for any difference between the estimated aggregate fees and expenses of the Fund and historical fees and expenses of the IDS Fund.


VALUING FUND SHARES

The value of an individual share is determined by using the net asset value before shareholder transactions for the day and dividing that figure by the number of shares outstanding at the end of the previous day.


On Dec. 1, 1997, the first business day following the end of the fiscal year, the computations looked like this:


                   Net assets                          Shares
                   before                              outstanding at                      Net asset value
Fund               shareholder       divided by        the end of        equals            of one share
                   transactions                        previous day
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
Tax-Free High      $734,326                            158,260                             $4.64
Yield

In determining net assets before shareholder transactions, the securities held by the Fund's corresponding Portfolio are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):


'Securities, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.


'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.


'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.


'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.


'Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, American Express Service Corporation (the Distributor) and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


INVESTING IN THE FUND

The Fund's minimum initial investment requirement is $2,000 ($1,000 for Custodial Accounts, Individual Retirement Accounts and certain other retirement plans). Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors.


The Securities Investor Protection Corporation (SIPC) will provide account protection, in an amount up to $500,000, for securities including Fund shares (up to $100,000 protection for cash), held in an Investment Management Account maintained with the Distributor. Of course, SIPC account protection does not protect shareholders from share price fluctuations.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.


During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds (or a Fund) to redeem shares for more than seven days. Such emergency situations would occur if:


'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

'The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.


Should the Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

Redemptions by the Fund

The Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRAs and other retirement plans). In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.

Redemptions in Kind

The Company has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of that Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, Tax-Free High Yield Fund had total capital loss carryovers of $3,937, at Nov. 30, 1997, that if not offset by subsequent capital gains will expire as set out below:

Fund                                  2004                       2005
--------------------------- -------------------------- ------------------------
Tax-Free High Yield                  $1,194                     $2,743

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period. For the fiscal year ended Nov. 30, 1997, 99.99% of the income distribution was designated as exempt from federal income taxes.

Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year; however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income, not capital gain.

The Fund may purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable income when it is distributed to you.

If you are a "substantial user" (or related person) of facilities financed by industrial development bonds, you should consult your tax advisor before investing. The income from such bonds may not be tax-exempt for you.

Interest on private activity bonds generally issued after August 1986 is a preference item for purposes of the individual and corporate alternative minimum taxes. "Private-activity" (non-governmental purpose) municipal bonds include industrial revenue bonds, student-loan bonds and multi- and single-family housing bonds. An exception is made for private activity bonds issued for qualified--501(c)(3)--organizations, including non-profit colleges, universities and hospitals. These bonds will continue to be tax-exempt and will not be subject to the alternative minimum tax for individuals. To the extent a fund earns income subject to the alternative minimum tax, it will flow through to that fund's shareholders and may subject some shareholders, depending on their tax status, to the alternative minimum tax. The Fund reports the percentage of its income earned from these bonds to shareholders with their other tax information.

State law determines whether interest income on a particular municipal bond is tax-exempt for state tax purposes. It also determines the tax treatment of those bonds when earned by a mutual fund and paid to the fund's shareholders. The Fund will tell you the percentage of interest income from municipal bonds it received during the year on a state-by-state basis. Your tax advisor should help you report this income for state tax purposes.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Nov. 30 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement


The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with the Advisor. For managing the assets of the Portfolio, the Advisor is paid a fee based upon the following schedule.
The Fund pays its proportionate share of the fee.


          Assets                 Annual rate at
        (billions)              each asset level
       First   $1.0                  0.490%
       Next     1.0                  0.465
       Next     1.0                  0.440
       Next     3.0                  0.415
       Next     3.0                  0.390
       Over     9.0                  0.360


On Nov. 30, 1997, the daily rates applied to the Portfolio's net assets on an annual basis were equal to 0.44% for the Portfolio. The fee is calculated for each calendar day on the basis of net assets at the close of business two days prior to the day for which the calculation is made.

The management fee is paid monthly. For the fiscal year ended Nov. 30, 1997, the total amount paid was $26,174,871 for the Portfolio, for fiscal year 1997, the total amount paid was $14,890,546, for the fiscal period from May 13, 1996 (commencement of operations) to Nov. 30, 1996. The amount is allocated among the Fund investing in the Portfolio.


Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for units; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and expenses properly payable by the Portfolio, approved by the board. For the fiscal year ended Nov. 30, 1997, Tax-Free High Yield Portfolio and Tax-Free High Yield Fund paid nonadvisory expenses of $396,734; for the fiscal period from May 13, 1996 (commencement of operations) to Nov. 30, 1996, Tax-Free High Yield Portfolio and Tax-Free High Yield Fund paid nonadvisory expenses of $188,679.


Administrative Services Agreement

The Company, on behalf of the Fund, has an Administrative Services Agreement with the Advisor. Under this agreement, the Fund pays the Advisor for providing administration and accounting services. The fee is payable from the assets of the Fund and is calculated as follows:

          Assets                 Annual rate at
        (billions)              each asset level
       First   $1                    0.040%
       Next     1                    0.035
       Next     1                    0.030
       Next     3                    0.025
       Next     3                    0.020
       Over     9                    0.020

On Nov. 30, 1997, the daily rates applied to the Fund's net assets on an annual basis were equal to 0.03%. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. For the fiscal year ended Nov. 30, 1997, the Fund paid fees of $258.

Under the agreement, the Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; and expenses properly payable by the Fund approved by the board.

Transfer Agency Agreement


The Company, on behalf of the Fund, has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $25 per year and dividing by the number of days in the year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. For the fiscal year ended Nov. 30, 1997, the Fund paid fees of $227.

Plan and Agreement of Distribution/Distribution Agreement

To help American Express Service Corporation (the Distributor) defray the costs of distribution and servicing, the Company and the Distributor have entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing shares of the Fund. Under the Plan, the Distributor is paid a fee at an annual rate of 0.25% of the Fund's average daily net assets.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which the expenditures were made. The Plan and any agreement related to it may be terminated at any time with respect to the Fund by vote of a majority of board members who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, by vote of a majority of the outstanding voting securities of the Fund or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Company and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Nov. 30, 1997, the Fund paid fees of $1,612.

Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Trust pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in such other financial institutions as may be permitted by law and by the Portfolio's sub-custodian agreement.

Total fees and expenses



For the fiscal year ended Nov. 30, 1997, the Fund paid total fees and nonadvisory expenses, net of reimbursements and earnings credits, of $6,130. The Fund began operations on May 13, 1996. The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, the Fund's total expenses will not exceed 0.95%.


ORGANIZATIONAL INFORMATION


The Fund is a series of Strategist Tax-Free Income Fund, Inc., an open-end management investment company, as defined in the 1940 Act. The Company was incorporated on Sept. 1, 1995 in Minnesota. The Company's headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.


BOARD MEMBERS AND OFFICERS

Directors of Strategist Fund Group


The following is a list of the Company's board members who are board members of all 15 funds in the Strategist Fund Group. All shares of the Fund have cumulative voting rights with respect to the election of board members.


Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN


Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Children's Broadcasting Network, Vaughn Communications, Sunbelt Nursery Group Fairview Corporation.



Jean B. Keffeler
Born in 1945
3424 Zenith Avenue South
Minneapolis, MN

Business and management consultant. Director, National Computer Systems and American Paging Systems, Inc.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1710 International Centre
900 2nd Ave. S.
Minneapolis, MN

President, McBurney Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Security American Financial Enterprises, Allina, Space Center Enterprises and Greenspring Corporation.

James A. Mitchell*
Born in 1941
2900 IDS Tower
Minneapolis, MN


President of all funds in the Strategist Fund Group. Executive vice president and director of the Advisor. Chairman of the board and chief executive officer of IDS Life Insurance Company. Director, IDS Life funds.


*Interested person of the Company by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.


In addition to Mr. Mitchell, who is president, the Funds' other officers are:


Eileen J. Newhouse
Born in 1955
IDS Tower 10
Minneapolis, MN

Secretary of all funds in the Strategist Fund Group. Counsel of the Advisor.


Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the Strategist Fund Group. Vice president of Investment Accounting for the Advisor since 1996. Prior to joining the Advisor, he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996.

Compensation for Fund Board Members

Once the assets of the Fund reach $20 million, members of the Fund's board who are not officers of the Advisor or an affiliate receive an annual fee of $1,000 for Tax-Free High Yield Fund. Once the assets of all funds in the Strategist Fund Group reach $100 million, members of the board who are not officers of the Advisor or an affiliate also will receive a fee of $1,000 for attendance at board meetings. Board members serving more than one fund will receive an aggregate of $1,000 whether attending one or more meetings held on the same day. The cost of the fee will be shared by the funds served by the director.

During the fiscal year ended Nov. 30, 1997, the independent members of the board received no compensation. On Nov. 30, 1997, the Funds' board members and officers as a group owned less than 1% of the outstanding shares of a Fund.

Trustees of the Preferred Master Trust Group

The following is a list of the Trust's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley who does not serve the nine IDS Life funds). All units have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Former chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and FPL Group, Inc. (holding company for Florida Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of the Advisor.



David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of the Advisor since August 1993, and director of the Advisor. Previously, senior vice president, finance and chief financial officer of the Advisor.


Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland,  Asbill & Brennan.  Director,  Motorola, Inc. and C-Cor Electronics,
Inc.


William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN


Senior vice president of the Advisor.


Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+    Member of executive committee.
'    Member of joint audit committee.
* Interested person of the Trust by reason of being an officer and employee of the Trust.
** Interested person of the Trust by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


In addition to Mr. Pearce, who is chairman of the board, and Mr. Thomas who is president, the Trust's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Trust.


Officers who are also officers and/or employees of the Advisor:

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN


Director   and  senior  vice   president-investments   of  the   Advisor.   Vice
president-investments for the Trust.


Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Director, senior vice president and chief financial officer of the Advisor. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Trust.

Compensation for Portfolio Board Members

Once the assets of the Portfolio reach $20 million, members of the Portfolio board who are not officers of a Portfolio or of the Advisor receive an annual fee of $3,200 for Tax-Free High Yield Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meetings of the Contracts and

Investment Review Committees, $50; meetings of the Audit Committee, $25; for traveling from out-of-state, $32; and as Chair of the Contracts Committee, $86. Expenses for attending meetings are reimbursed.

During the fiscal year ended Nov. 30, 1997, the independent members of the board for Tax-Free High Yield Portfolio, for attending up to 30 meetings, received the following compensation:

                                            Compensation Table
                                     for Tax-Free High Yield Portfolio

                       Aggregate        Pensions or            Estimated annual    Total cash
                       compensation     Retirement benefits    benefit upon        compensation from the
Board Member           from the         accrued as Portfolio   retirement          Preferred Master Trust
                       Portfolio        expenses                                   Group
H. Brewster Atwater,   $4,115           $0                     $0                  $100,900
Jr.
Lynne V. Cheney          4,156            0                      0                     95,200
Robert F. Froehlke       4,140            0                      0                   102,700
Heinz F. Hutter          4,165            0                      0                   103,800
Anne P. Jones            4,337            0                      0                   104,500
Melvin R. Laird          3,857            0                      0                     90,500
Alan K. Simpson          3,699            0                      0                     83,000
   (part of year)
Edson W. Spencer         4,601            0                      0                   129,800
Wheelock Whitney         4,265            0                      0                   109,900
C. Angus Wurtele         4,215            0                      0                   106,700

PRINCIPAL HOLDERS OF SECURITIES

As of Nov. 30, 1997, John L. Warren and Rosana L. Warren held 9.25% of Strategist Tax-Free Income Fund Shares. Additional information on principal holders of securities may be obtained by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196.

INDEPENDENT AUDITORS

The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended Nov. 30, 1997 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditor's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1997 Annual Report to shareholders, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS


The prospectus dated Jan. 29, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

DESCRIPTION OF SHORT-TERM SECURITIES

Short-term Tax-exempt Securities

A portion of the Portfolio's assets are in cash and short-term securities for day-to-day operating purposes. The investments will usually be in short-term municipal bonds and notes. These include:

(1)  Tax   anticipation   notes  sold  to  finance   working  capital  needs  of
municipalities in anticipation of receiving taxes on a future date.

(2) Bond anticipation notes sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future.

(3) Revenue anticipation notes issued in anticipation of revenues from sources other than taxes, such as federal revenues available under the Federal Revenue Sharing Program.

(4) Tax and revenue anticipation notes issued in anticipation of revenues from taxes and other sources of revenue, except bond placements.

(5) Construction loan notes insured by the Federal Housing Administration which remain outstanding until permanent financing by the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA) at the end of the project construction period.

(6) Tax-exempt commercial paper with a stated maturity of 365 days or less issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

(7) Project notes issued by local housing authorities to finance urban renewal and public housing projects. These notes are guaranteed by the full faith and credit of the U.S. government.

(8) Variable rate demand notes, on which the yield is adjusted at periodic intervals not exceeding 31 days and on which the principal must be repaid in not less than seven days' notice, are considered short-term regardless of the stated maturity.

Short-term Taxable Securities and Repurchase Agreements

Depending on market conditions, a portion of the Portfolio's investments may be in short-term taxable securities. These include:

(1) Obligations of the U.S. government, its agencies and instrumentalities resulting principally from lending programs of the U.S. government;

(2) U.S. Treasury bills with maturities up to one year. The difference between the purchase price and the maturity value or resale price is the interest income to the Portfolio;

(3) Certificates of deposit or receipts with fixed interest rates issued by banks in exchange for deposit of funds;

(4) Bankers' acceptances arising from short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions;

(5) Letters of credit which are short-term notes issued in bearer form with a bank letter of credit obligating the bank to pay the bearer the amount of the note;

(6) Commercial paper rated in the two highest grades by Standard & Poor's or Moody's. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. These ratings reflect a review of management, economic evaluation of the industry competition, liquidity, long-term debt and ten-year earning trends.

Standard & Poor's rating A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

Standard & Poor's ratings A-2 indicates that capacity for timely payment on issues with this designation is strong.

Moody's rating Prime-1 (P-1) indicates a superior capacity for repayment of short-term promissory obligations.

Moody's rating Prime-2 (P-2) indicates a strong capacity for repayment of short-term promissory obligations.

(7) Repurchase agreements involving acquisition of securities by the Portfolio with a concurrent agreement by the seller, usually a bank or securities dealer, to reacquire the securities at cost plus interest within a specified time. From this investment, the Portfolio receives a fixed rate of return that is insulated from market rate changes while it holds the security.

APPENDIX B

OPTIONS AND INTEREST RATE FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition, the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Portfolio and its unitholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record-keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment. The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Portfolio's goal.

'All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.



Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.


If a covered call option is exercised, the security is sold by the Portfolio. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract, in the case of a portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned.

Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities the Portfolio owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Portfolio's earnings. Even if short-term rates were not higher, the Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, the Portfolio would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Portfolio.

RISKS. There are risks in engaging in each of the management tools described above. The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Portfolio might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Portfolio's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Portfolio would lose money on the sale.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.


Federal income-tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.


Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX C

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


Dollar-cost averaging

-------------------------- ------------------------------ ----------------------
      Regular Investment      Market Price of a Share         Shares Acquired
-------------------------- ------------------------------ ----------------------
           $100                      $6.00                         16.7
            100                       4.00                         25.0
            100                       4.00                         25.0
            100                       6.00                         16.7
            100                       5.00                         20.0
           $500                     $25.00                        103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5).
The average price you paid for each share:        $4.84 ($500 divided by 103.4).

Independent  auditors' report

The board and shareholders
Strategist Tax-Free Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Strategist Tax-Free High Yield Fund (a series of Strategist Tax-Free Income Fund, Inc.) as of November 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended November 30, 1997 and the period from May 13, 1996 (commencement of operations) to November 30, 1996. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategist Tax-Free High Yield Fund at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 2, 1998

Financial statements
Statement of assets and liabilities
Strategist Tax-Free High Yield Fund
Nov. 30, 1997

Assets

Investment in Tax-Free High Yield Portfolio (Note 1)                 $775,649
Expense reimbursement receivable from AEFC                                105
Organizational costs (Note 1)                                           1,797
                                                                        -----
Total assets                                                          777,551
                                                                      =======

Liabilities

Dividends payable to shareholders                                         368
Accrued distribution fee                                                   10
Accrued transfer agency fee                                                 2
Accrued administrative services fees                                        2
Other accrued expenses                                                 42,792
                                                                       ------
Total liabilities                                                      43,174
                                                                       ------
Net assets applicable to outstanding capital stock                   $734,377
                                                                     ========
Represented by

Capital stock-- $.01 par value (Note 1)                              $  1,583
Additional paid-in capital                                            701,487
Undistributed net investment income                                       624
Accumulated net realized gain (loss) (Note 4)                          (7,107)
Unrealized appreciation (depreciation) on investments                  37,790
                                                                       ------
Total-- representing net assets applicable to
  outstanding capital stock                                          $734,377
                                                                     ========
Shares outstanding                                                    158,260
                                                                      -------
Net asset value per share of outstanding capital stock               $   4.64
                                                                     --------

See accompanying notes to financial statements.

Statement of operations
Strategist Tax-Free High Yield Fund
Year ended Nov. 30, 1997

Investment income
Income:
Interest                                                              $44,970
                                                                      -------
Expenses (Note 2):
Expenses allocated from Tax-Free High Yield Portfolio                   3,082
Distribution fee                                                        1,612
Transfer agency fee                                                       227
Administrative services fee and expenses                                  258
Postage                                                                 2,489
Registration fees                                                       6,234
Reports to shareholders                                                 1,568
Audit fees                                                              3,200
Other                                                                     414
                                                                          ---
Total expenses                                                         19,084
    Less expenses reimbursed by AEFC                                  (12,954)
                                                                      -------
Total net expenses                                                      6,130
                                                                        -----
Investment income (loss)-- net                                         38,840
                                                                       ------

Realized and unrealized gain (loss)-- net

Net realized gain (loss) on:
    Security transactions                                              (2,306)
    Financial futures contracts                                        (3,505)
                                                                       ------
Net realized gain (loss) on investments                                (5,811)
Net change in unrealized appreciation (depreciation) on investments    19,642
                                                                       ------
Net gain (loss) on investments                                         13,831
                                                                       ------
Net increase (decrease) in net assets resulting from operations       $52,671
                                                                      -------

See accompanying notes to financial statements.


Statements of changes in net assets
Strategist Tax-Free High Yield Fund
                                                               Year ended          For the period
                                                            Nov. 30, 1997       from May 13, 1996*
                                                                                 to Nov. 30, 1996
Operations and distributions
Investment income (loss) -- net                                  $ 38,840                $ 13,647
Net realized gain (loss) on investments                            (5,811)                 (1,260)
Net change in unrealized appreciation (depreciation)
    on investments                                                 19,642                  18,148
                                                                   ------                  ------
Net increase (decrease) in net assets resulting
    from operations                                                52,671                  30,535
                                                                   ------                  ------
Distributions to shareholders from:
    Net investment income                                         (39,320)                (13,647)
                                                                  -------                 -------
Capital share transactions (Note 3)
Proceeds from sales                                               188,471                 405,000
Reinvestment of distributions at net asset value                   39,737                  12,824
Payments for redemptions                                          (41,894)                     --
                                                                  -------                --------
Increase (decrease) in net assets from
    capital share transactions                                    186,314                 417,824
                                                                  -------                 -------
Total increase (decrease) in net assets                           199,665                 434,712
Net assets at beginning of period (Note 1)                        534,712                 100,000
                                                                  -------                 -------
Net assets at end of period                                      $734,377                $534,712
                                                                 ========                ========
Undistributed net investment income                              $    624                $    553
                                                                 --------                --------

*Commencement of operations.

See accompanying notes to financial statements.

Notes to financial statements

Strategist Tax-Free High Yield Fund

1. Summary of significant accounting policies

The Fund is a series of Strategist Tax-Free Income Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 3 billion authorized shares of capital stock. On April 15, 1996, American Express Financial Corporation (AEFC) invested $100,000 in the Fund which represented 22,422 shares. Operations did not formally commence until May 13, 1996.

Investment  in Tax-Free  High Yield Portfolio

The Fund invests all of its net investable assets in the Tax-Free High Yield Portfolio (the Portfolio), a series of Tax-Free Income Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in medium- and lower-quality bonds and notes issued by or on behalf of state and local governmental units whose interest generally is exempt from federal income tax. The Portfolio also may invest in derivative instruments and money market instruments.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at Nov. 30, 1997 was 0.01%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

Organizational costs

The Fund incurred organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by AEFC representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $551 and accumulated net realized loss has been increased by $34 resulting in a net reclassification adjustment to decrease paid-in capital by $517.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

At Nov. 30, 1997, AEFC owned 98,951 shares of the Fund. At Nov. 30, 1997, American Express Company (the parent company of AEFC) owned 24,635 shares of the Fund.

2. Expenses and sales charges

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund entered into agreements with AEFC for providing administrative services and serving as transfer agent. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account of $25.

Under a Plan and Agreement of Distribution, the Fund pays American Express Service Corporation (the Distributor) a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution related services.

A redemption fee of 0.5% is applied and retained by the Fund, if shares are redeemed or exchanged within 180 days of purchase.

AEFC and the Distributor have agreed to waive certain fees and to absorb other of the Fund's expenses until Dec. 31, 1998. Under this agreement, the Fund's total expenses will not exceed 0.95% of the Fund's average daily net assets.

3. Capital share transactions Transactions in shares of capital stock for the periods indicated are as follows:

                                                Year ended Nov. 30, 1997
Sold                                                     41,520
Issued for reinvested distributions                       8,740
Redemptions                                              (9,305)
Net increase (decrease)                                  40,955

                                               Period ended Nov. 30, 1996*
Sold                                                     92,032
Issued for reinvested distributions                       2,851
Net increase (decrease)                                  94,883

*Inception date was May 13, 1996.

4. Capital loss carryover
For federal income tax purposes, Tax-Free High Yield Fund had a capital loss carryover at Nov. 30, 1997 of $3,937 that if not offset by subsequent capital gains, will expire in 2004 through 2005. It is unlikely the board will authorize a distribution of any net realized capital gains for a fund until its available capital loss carryover has been offset or expires.


5. Financial highlights

The table below shows certain important information for evaluating the Fund's results.

Fiscal period ended Nov. 30,
Per share income and capital changesa

                                                          1997        1996b
Net asset value, beginning of period                     $4.56       $4.46

Income from investment operations:

Net investment income (loss)                               .28         .15

Net gains (both realized and unrealized)                   .08         .10

Total from investment operations                           .36         .25

Less distributions:

Dividends from net investment income                      (.28)       (.15)

Net asset value, end of period                           $4.64       $4.56

Ratios/supplemental data

Net assets, end of period (in thousands)                  $734        $535

Ratio of expenses to average daily net assetsc            .95%        .95%d

Ratio of net income (loss) to average daily net assets   6.02%       6.22%d

Portfolio turnover rate
(excluding short-term securities)                           4%          4%

Total return                                              8.3%        5.5%


a For a share outstanding throughout the period. Rounded to the nearest cent.

b Inception date was May 13, 1996.

c The Advisor and Distributor voluntarily limited total operating expenses to 0.95% of average daily net assets. Without this agreement, the ratio of expenses to average daily net assets would have been 2.96% and 24.16% for the periods ended 1997 and 1996, respectively.

d Adjusted to an annual basis.

Federal income tax information

Strategist Tax-Free High Yield Fund

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on Form 1099-DIV, Dividends and Distributions.

Strategist Tax-Free Income Fund, Inc.
Fiscal period ended Nov. 30, 1997

Exempt-interest dividends -- taxable status explained below.
Payable date            Per share
Dec. 26, 1996           $0.02829
Jan. 29, 1997            0.02944
Feb. 26, 1997            0.02344
March 26, 1997           0.02087
April 28, 1997           0.02593
May 28, 1997             0.02207
June 26, 1997            0.02158
July 25, 1997            0.02170
Aug. 27, 1997            0.02382
Sept. 25, 1997           0.02144
Oct. 28, 1997            0.02366
Nov. 25, 1997            0.02006
Total                   $0.28230

Taxable dividend -- income distribution.

Payable date            Per share
Dec. 26, 1996           $0.00002
Total distributions     $0.28232

Federal taxation

Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income.

Other taxation

Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 1997 are listed below.

Alabama             0.715%
Alaska              0.337
Arizona             0.935
Arkansas            0.067
California          7.728
Colorado            6.849
Florida             4.217
Georgia             2.305
Hawaii              0.359
Illinois            8.665
Indiana             2.351
Iowa                0.812
Kentucky            1.380
Louisiana           3.516
Maine               0.185
Maryland            0.632
Massachusetts       2.589
Michigan            3.762
Minnesota           3.883
Mississippi         0.923
Missouri            0.695
Montana             0.008
Nebraska            0.023
Nevada              0.689
New Hampshire       2.688
New Jersey          0.242
New Mexico          2.057
New York            8.664
North Carolina      3.729
North Dakota        0.435
Ohio                3.096
Oklahoma            1.396
Oregon              0.682
Pennsylvania        4.403
Puerto Rico         0.745
South Carolina      0.913
South Dakota        0.519
Tennessee           0.512
Texas               7.677
Utah                1.932
Virginia            0.619
Washington          3.386
Washington, DC      0.598
West Virginia       1.118
Wisconsin           0.655
Wyoming             0.309

Independent  auditors'  report

The board of trustees and unitholders
Tax-Free Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Tax-Free High Yield Portfolio (a series of Tax-Free Income Trust) as of November 30, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended November 30, 1997 and for the period from May 13, 1996 (commencement of operations) to November 30, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tax-Free High Yield Portfolio at November 30, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 2, 1998

Financial statements
Statement of assets and liabilities
Tax-Free High Yield Portfolio
Nov. 30, 1997

Assets

Investments in securities, at value (Note 1)
   (identified cost $5,300,390,986)                           $5,863,084,228
Accrued interest receivable                                      111,433,801
Receivable for investment securities sold                         21,275,695
                                                                  ----------
Total assets                                                   5,995,793,724
                                                               =============

Liabilities

Disbursements in excess of cash on demand deposit                  1,536,388
Payable for investment securities purchased                        5,627,528
Accrued investment management services fee                           144,396
Other accrued expenses                                                85,917
                                                                      ------
Total liabilities                                                  7,394,229
                                                                   ---------
Net assets                                                    $5,988,399,495
                                                              ==============

See accompanying notes to financial statements.

Statement of operations
Tax-Free High Yield Portfolio
Year ended Nov. 30, 1997

Investment income

Income:
Interest                                                       $388,169,902
                                                               ------------
Expenses (Note 2):
Investment management services fee                               26,174,871
Compensation of board members                                        41,397
Custodian fees                                                      259,025
Audit fees                                                           35,000
Other                                                                88,467
                                                                     ------
Total expenses                                                   26,598,760
   Earnings credits on cash balances (Note 2)                       (28,106)
                                                                    -------
Total net expenses                                               26,570,654
                                                                 ----------
Investment income (loss) -- net                                 361,599,248
                                                                -----------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                  (640,186)
   Financial futures contracts                                  (33,565,567)
                                                                -----------
Net realized gain (loss) on investments                         (34,205,753)
Net change in unrealized appreciation (depreciation)
   on investments                                               137,325,053
                                                                -----------
Net gain (loss) on investments                                  103,119,300
                                                                -----------
Net increase (decrease) in net assets resulting
   from operations                                             $464,718,548
                                                               ------------

See accompanying notes to financial statements.


Statements of changes in net assets
Tax-Free High Yield Portfolio

                                                                   Year ended         For the period
                                                                Nov. 30, 1997      from May 13, 1996*
                                                                                    to Nov. 30, 1996
Operations
Investment income (loss) -- net                                $  361,599,248        $   214,101,176
Net realized gain (loss) on investments                           (34,205,753)             2,001,114
Net change in unrealized appreciation (depreciation)
   on investments                                                 137,325,053            142,421,758
                                                                  -----------            -----------
Net increase (decrease) in net assets resulting
   from operations                                                464,718,548            358,524,048
Net contributions (withdrawals) from partners                    (640,111,208)         5,805,168,107
                                                                 ------------          -------------
Total increase (decrease) in net assets                          (175,392,660)         6,163,692,155
Net assets at beginning of period (Note 1)                      6,163,792,155                100,000
                                                                -------------                -------
Net assets at end of period                                    $5,988,399,495         $6,163,792,155
                                                               ==============         ==============
*Commencement of operations.

See accompanying notes to financial statements.

Notes to financial statements

Tax-Free High Yield Portfolio

1. Summary of significant accounting policies

Tax-Free High Yield Portfolio (the Portfolio) is a series of Tax-Free Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Tax-Free High Yield Portfolio invests primarily in medium- and lower-quality bonds and notes issued by or on behalf of state and local governmental units whose interest generally is exempt from federal income tax. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $100,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

Significant accounting polices followed by the Portfolio are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of  securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option  transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures  transactions

In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Illiquid securities

At Nov. 30, 1997, investments in securities included issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 1997 was $1,506,740 representing 0.03% of net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. Fees and expenses

The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.49% to 0.36% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Nov.30, 1997, the Portfolio's custodian fees were reduced by $28,106 as a result of earnings credits from overnight cash balances.

Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

3.  Securities  transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $225,875,994 and $632,283,656, respectively, for the year ended Nov. 30, 1997. For the same year, the portfolio turnover rate was 4%. Realized gains and losses are determined on an identified cost basis.

4. Interest rate futures contracts

At Nov. 30, 1997, investments in securities included securities valued at $31,605,000 that were pledged as collateral to cover initial margin deposits on 1,500 sale contracts. The market value of the open sale contracts at Nov. 30, 1997 was $183,421,875 with a net unrealized loss of $5,624,031. See Summary of significant accounting policies.

Investments in securities

Tax-Free High Yield Portfolio
Nov. 30, 1997

(Percentages  represent value of investments  compared to net assets)

Municipal bonds (95.5%)

Name of issuer and     Coupon   Maturity        Principal        Value(a)
title of issue (b,c,j)   rate       year           amount

Alabama  (0.5%)
Baldwin  County  Eastern Shore Health Care Authority
  Hospital Revenue Bonds Thomas
  Hospital Series 1991  8.50%       2016       $4,765,000     $ 5,455,163
Camden Industrial Development Board Solid Waste Disposal
  Revenue Bonds MacMillan Bloedel
  Series 1991A A.M.T.   7.75        2019        8,500,000       9,273,585
Marengo County Limited Obligation Capital Outlay
  Warrants Series 1988  8.50        2018        3,000,000       3,183,000
Mobile Industrial Development Board Solid Waste
  Refunding Revenue Bonds Mobile
  Energy Services       6.95        2020       11,250,000      12,335,062

Total                                                          30,246,810

Alaska (0.2%)
North Slope Borough General Obligation Bonds
  Series 1984B Zero Coupon
  (CGIC Insured)        7.05        2004        7,000,000(f)    5,150,880
North Slope Borough General Obligation Bonds
  Series 1984B Zero Coupon
  (CGIC Insured)        7.15        2005        7,000,000(f)    4,880,260

Total                                                          10,031,140

Arizona (1.0%)
Chandler Industrial Development Authority
  Beverly Enterprises
  Series 1994           7.625       2008        2,750,000       2,876,225
Maricopa County Hospital System Revenue Bonds
  Samaritan Health Services
  Series 1981           12.00       2008          255,000         401,837
Maricopa County Industrial Development Authority
  Multi-family Housing Revenue Bonds
  Series B               7.375      2026        2,320,000       2,385,842
Maricopa County Industrial Development Authority
  Senior Living Facilities Revenue Bonds
  Series 1997A          7.875       2027       15,000,000      15,623,550
Maricopa County Pollution Control Refunding
  Revenue Bonds Palo Verde
  Public Service        6.375       2023        3,500,000       3,658,760
Navajo Industrial Development Authority Revenue Bonds
  Stone Container Corporation
  Series 1997 A.M.T.    7.20        2027        3,000,000       3,300,690
Phoenix Civic Improvement Waste Water System
  Lease Refunding
  Revenue Bonds         5.00        2018        5,000,000       4,831,350
Phoenix Industrial Development Authority
  Refunding Revenue Bonds Christian
  Care Apartments       6.50        2026        9,525,000      10,085,165
Pima County Industrial Development Authority
  Multi-family Housing Revenue Bonds
  Las Villas De Kino Apartments
  Series 1997 A.M.T.    6.90        2029        7,000,000       7,054,880
Pima County Industrial Development Authority
  Revenue Bonds LaPosada Park Centre
  Series 1996A          7.00        2027        5,750,000       5,971,662
Scottsdale Industrial Development Authority
  Beverly Enterprises
  Series 1994           7.625       2008        3,035,000       3,174,306

Total                                                          59,364,267

Arkansas (0.1%)
Pope County Solid Waste Disposal Revenue Bonds
  Arkansas Power & Light
  Series 1991 A.M.T.    8.00        2021        3,250,000       3,578,023

California (8.3%)
ABAG Financial Authority for Nonprofit Corporations
  International Schools Certificate of Participation
  Series 1996           7.375       2026        8,000,000       8,195,120
Community Development Authority Health Facilities
  Unihealth America Certificate of Participation
  Series 1993 Inverse Floater
  (AMBAC Insured)       7.47        2011       22,400,000(d)   25,452,000
East Bay Municipal Utility District Water Revenue Bonds
  Series 1993 Inverse Floater
  (MBIA Insured)        6.22        2008       15,500,000(d)   16,313,750
Foothill Eastern Transportation Corridor Agency
  Toll Road Revenue Bonds
  Series 1995A          5.00        2035         41,070,000    37,652,155
Fresno Health Facility Refunding Revenue Bonds
  Holy Cross Health System
  (MBIA Insured)        5.625       2013          3,000,000     3,106,470
Irwindale Redevelopment Agency Subordinate Lein
  Tax Allocation Bonds  7.05        2026          5,750,000     6,321,838
Lake Elsinore Public Financing Authority
  Local Agency Revenue Bonds
  Series 1997F          7.10        2020         12,000,000    12,802,440
Los Angeles County Certificate
  of Participation      6.71        2015         20,000,000    21,132,000
Los Angeles International Airport Regional Airports
  Improvement Corporation Refunding Revenue Bonds
  Delta Airlines        6.35        2025         13,000,000    14,023,490
Los Angeles International Airport Regional Airports
  Improvement Corporation Refunding Revenue Bonds
  United Airlines
  Series 1984           8.80        2021         11,650,000    13,158,325
Los Angeles Water & Power Electric Plant
  Refunding Revenue Bonds
  Series 1992           6.375       2020         10,000,000    10,744,800
Millbrae Residential Facility Revenue Bonds
  Magnolia of Millbrae Series
  1997A A.M.T.          7.375       2027          2,500,000     2,512,100
Modesto Santa Clara Redding Public Power Bonds
  San Juan Series C
  (AMBAC Insured)       5.50        2021          4,500,000     4,500,000
Northern California Power Agency Geothermal 3
  Revenue Bonds         5.00        2009         49,635,000    49,417,102
Novato Community Facility District 1 Vintage Oaks
  Public Improvement Special Tax
  Refunding Bonds       7.25        2021          5,000,000     5,426,600
Oceanside Certificate of Participation Refunding Bonds
  Oceanside Civic Center
  (MBIA Insured)        5.25        2019          7,000,000     6,883,800
Orange County Special Tax Community Facilities Bonds
  Aliso Veijo District 88-1
  Series 1992A          7.35        2018          6,000,000     6,901,560
Pleasanton Joint Powers Financing Authority Reassessment
  Revenue Bonds
  Series 1993A          6.15        2012          4,640,000     4,927,216
Regional Airports Improvement Facilities Sublease
  Revenue Bonds Continental Airlines Los Angeles
  International Airport
  Series 1988 A.M.T.    9.00        2008-17      12,100,000    12,628,261
Sacramento Cogeneration Authority Revenue Bonds
  Proctor & Gamble
  Series 1995           6.50        2014-21      11,800,000    12,753,178
Sacramento Municipal Utility District Electric
  Refunding Revenue Bonds Series 1993D
  Inverse Floater
  (FSA Insured)         6.47        2005         15,800,000(d) 17,241,750
Sacramento Municipal Utility District Electric
  Refunding Revenue Bonds Series 1993D
  Inverse Floater
  (FSA Insured)         6.67        2006         16,400,000(d) 17,896,500
Sacramento Municipal Utility District Electric
  Refunding Revenue Bonds Series 1993D
  Inverse Floater
  (MBIA Insured)        7.12        2015         15,000,000(d) 15,600,000
Sacramento Power Authority Cogeneration Revenue Bonds
  Campbell Soup
  Series 1995           6.00        2022         25,000,000    26,032,750
San Joaquin Hills Orange County Transportation
  Corridor Agency Senior Lien Toll Road
  Revenue Bonds         6.75        2032         14,785,000    16,605,181
San Joaquin Hills Transportation Corridor Agency
  Capital Appreciation Toll Road Refunding Revenue Bonds
  Zero Coupon Series 1997A
  (MBIA Insured)        5.63        2024-25      54,375,000(f) 12,773,681
San Joaquin Hills Transportation Corridor Agency
  Capital Appreciation Toll Road Refunding Revenue Bonds
  Zero Coupon Series 1997A
  (MBIA Insured)        5.65        2026-27      36,670,000(f)  7,979,860
San Joaquin Hills Transportation Corridor Agency
  Capital Appreciation Toll Road Refunding Revenue Bonds
  Zero Coupon Series 1997A
  (MBIA Insured)        5.67        2028          7,000,000(f)  1,379,840
San Joaquin Hills Transportation Corridor Agency
  Senior Lien Toll Road Revenue Bonds Zero Coupon
  Escrowed to Maturity  5.35        2017         34,860,000(f) 12,817,325
San Jose Redevelopment Agency Merged Area Tax
  Allocation Bonds Series 1993 Inverse Floater
  (MBIA Insured)        6.61        2014         33,600,000(d) 34,062,000
San Marcos Public Facility Authority
  Refunding Revenue Bonds
  Civic Center Public Improvement
  Series A              6.20        2022         12,300,000    12,608,853
Sierra Unified School District Fresno County
  Certificate of Participation Capital Financing
  Refunding Bonds
  Series 1993           6.125       2018          6,470,000     6,652,713
Southern California Public Power Authority
  Power Revenue Bonds Palo Verde
  Series 1993 Inverse Floater
  (FGIC Insured)        6.62        2017         20,000,000(d) 20,625,000
South Tahoe Joint Power Financing Authority
  Refunding Revenue Bonds South Tahoe Area 1
  Series 1995B          6.00        2028          9,900,000    10,188,090
Ukiah Unified School District Mendocino County
  Certificate of Participation
  Series 1993           6.00        2010          5,000,000     5,190,400
University of California Refunding Revenue Bonds
  Multiple Purpose Project
  (AMBAC Insured)       5.25        2016          6,000,000     6,003,300

Total                                                         498,509,448

Colorado (6.6%)
Arapahoe County Capital Improvement Trust Fund
  E-470 Highway
  Revenue Bonds         7.00        2026         22,000,000    26,064,500
Arapahoe County Industrial Development Revenue Bonds
  Dillion Real
  Estate-Kroger         8.00        2009          4,000,000     4,566,360
Aurora Centretech Metropolitan District
  Arapahoe County
  Series 1987B          6.00        2023          5,699,785     4,907,743
Bowles Metropolitan District General Obligation Bonds
  Series 1995           7.75        2015         16,000,000    16,896,640
Briargate Public Building Authority
  Landowner Assessment Lien Bonds
  Series 1985A          10.25       2000        4,333,690(e)    3,683,636
Castle Rock Ranch Public Facility Improvement
  Revenue Bonds
  Series 1996           6.25        2017         10,000,000    11,229,300
Colorado Health Facility Authority Hospital Improvement
  Refunding Revenue Bonds
  Parkview Episcopal Medical Center
  Series 1995           6.125       2025          7,000,000     7,246,050
Colorado Health Facility Authority Revenue Bonds
  Liberty Heights Zero Coupon
  Escrowed to Maturity  7.50        2022         81,465,000(f) 21,511,648
Colorado Springs Hospital Revenue Bonds
  Memorial Hospital
  Series 1990           7.875       2010          5,000,000     5,524,800
Colorado Springs Stetson Hills Public Building Authority
  Landowner Assessment Lien Bonds
  Series 1988A          9.75        2008          2,869,110(e)     86,073
Colorado Springs Utilities System
  Refunding Revenue Bonds
  Series 1991C          6.50        2015         24,895,000    27,101,195
Colorado Springs Utilities System
  Refunding Revenue Bonds
  Series 1991C          6.75        2021         30,000,000    33,121,747
Colorado Springs Utilities System
  Pre-Refunded Revenue Bonds
  Series 1991C          6.50        2015          1,505,000     1,655,109
Denver City & County Airport Systems Revenue Bonds
  Series 1991A A.M.T.   8.75        2023         10,000,000    11,619,200
Denver City & County Airport Systems Revenue Bonds
  Series 1991D A.M.T.   7.75        2021          8,650,000     9,707,636
Denver City & County Airport Systems Revenue Bonds
  Series 1992A          7.25        2025         20,975,000    24,002,741
Denver City & County Airport Systems Revenue Bonds
  Series 1992B A.M.T.   7.25        2023         20,500,000    22,835,360
Denver City & County Airport Systems Revenue Bonds
  Series 1994A          7.50        2012          5,000,000     5,777,050
Denver City & County Airport Systems Revenue Bonds
  Series 1994A A.M.T.   7.50        2023         19,340,000    22,316,233
Denver City & County GVR Metropolitan District
  General Obligation Refunding Bonds
  Series 1991           8.00        2006          1,385,000     1,729,103
Denver City & County GVR Metropolitan District
  General Obligation Refunding Bonds
  Series 1995B          11.00       2006            730,000       711,750
Denver Special Facility Airport Revenue Bonds
  United Air Lines
  Series A A.M.T.       6.875       2032         25,400,000    27,674,316
Denver Urban Renewal Authority Tax Increment
  Revenue Bonds Downtown Denver Redevelopment
  Adams Mark Hotel
  Series 1989 A.M.T.    8.00     2015-17         20,000,000    22,336,000
Denver Urban Renewal Authority Tax Increment
  Revenue Bonds South Broadway Montgomery Ward
  Urban Renewal
  Series 1992           8.50        2016         14,015,000    15,518,810
Denver West Metropolitan District
  General Obligation Bonds
  Series 1996           6.50        2016          2,560,000     2,690,637
Denver West Metropolitan District General Obligation
  Refunding Improvement Bonds
  Series 1995           7.00        2014          4,230,000     4,609,431
Hotchkiss Industrial Development Revenue Bonds
  Dillion Real
  Estate-Kroger         8.00        2009          1,500,000     1,712,385
Housing Finance Authority Single Family Program
  Senior Bonds Series 1991B
  (FGIC Insured)        7.25        2011          2,580,000     2,723,654
Housing Finance Authority Single Family Program
  Senior Bonds Series 1991B
  (FGIC Insured)        7.30        2018          2,340,000     2,459,714
Lowry Economic Redevelopment Authority
  Revenue Bonds
  Series 1996           7.50        2010         19,000,000    19,659,490
Saddle Rock Metropolitan District  Limited Tax
  General Obligation Bonds
  Series 1997           7.63        2016          5,590,000     5,841,662
Superior Metropolitan District 2 Limited Tax
  General Obligation Refunding Bonds
  MDC Holdings
  Series 1994B          7.50        1998          1,900,000     1,944,612
Superior Metropolitan District 2 Limited Tax
  General Obligation Refunding Bonds
  MDC Holdings
  Series 1994B          8.25        2013          2,580,000     2,872,056
Superior Metropolitan District 2 Limited Tax
  General Obligation Refunding Bonds
  MDC Holdings
  Series 1994B          8.50        2013         12,000,000    13,417,320
Thornton Industrial Development Revenue Bonds
  Dillion Real
  Estate-Kroger         8.00        2009          4,500,000(h)  4,500,000
Westminster Industrial Development Revenue Bonds
  Dillion Real
  Estate-Kroger         8.00        2009          3,500,000     3,995,565

Total                                                         394,249,526

District of Columbia (0.7%)
General Obligation Refunding Bonds Series 1994A
  (MBIA Insured)        6.00        2010         27,875,000    29,727,851
General Obligation Refunding Bonds Series 1994A
  (MBIA Insured)        6.10        2011          7,580,000     8,109,766
Housing Finance Agency Multi-family Mortgage
  Revenue Bonds Temple Courts Section 8
  Series 1985
  (FHA Insured)         12.00       2022          1,315,000     1,574,384

Total                                                          39,412,001

Florida (4.1%)
Arbor Greene Community Development District
  Special Assessment Revenue Bonds
  Series 1996           7.60        2018          5,000,000     5,364,500
Broward County Airport System Revenue Bonds
  Series 1989B A.M.T.   7.625       2013         15,000,000    15,761,700
Charlotte County Development Authority 1st Mortgage
  Refunding Revenue Bonds
  Royal Palm Retirement Centre
  Series 1991           9.50        2014          4,050,000     4,362,012
Crossings at Fleming Island Community Development
  District Special Assessment Bonds
  Series 1995           8.25        2016         10,200,000    11,188,074
Crossings at Fleming Island Community Development
  District Utility Revenue Bonds
  Series 1994           7.375       2019         13,535,000    14,243,557
Department of Transportation Turnpike Revenue Bonds
  Series 1991A
  (AMBAC Insured)       6.25        2020         20,000,000    21,202,200
Gateway Centre Development District Pinellas County
  Special Assessment Revenue Bonds
  Series 1988           9.125       2009          1,350,000     1,395,832
Grand Haven Community Development District
  Special Assessment Bonds Flagler County
  Series 1997A          6.30        2002          5,600,000     5,722,864
Grand Haven Community Development District
  Special Assessment Revenue Bonds
  Series 1997B          6.90        2019          1,000,000     1,024,350
Hillsborough County Utility Refunding Revenue Bonds
  Series 1991A          7.00        2014         24,000,000    26,146,680
Hillsborough County Utility Refunding Revenue Bonds
  Series 1991A
  (MBIA Insured)        6.50        2016         24,760,000    26,838,602
Jacksonville Electric Authority St. John's River Power
  Park System Revenue Bonds
  Series 1989           6.00        2015         10,300,000    10,547,406
Jacksonville Health Facilities Authority Hospital
  Refunding Revenue Bonds Riverside Hospital
  Series 1989           7.625       2013          1,600,000     1,729,232
Lakewood Ranch Community Development District 1
  Special Assessment Bonds
  Series 1994           8.25        2014          5,190,000     5,636,548
Lee County Industrial Development Authority
  Industrial Development Revenue Bonds Gulf Utility
  Series 1988A A.M.T.   9.625       2018          5,545,000     5,933,760
Lee County Industrial Development Authority
  Industrial Development Revenue Bonds Gulf Utility
  Series 1988B A.M.T.   9.50        2020          3,915,000     4,415,533
Miami Health Facility Authorization Revenue Bonds
  Inverse Floater
  (AMBAC Insured)       6.57        2015          3,500,000(d)  3,473,750
North Springs Improvement Special Assessment
  District Revenue Bonds Heron Bay
  Series 1997           7.00        2019          3,000,000     3,036,510
North Springs Improvement Special Assessment
  District Revenue Bonds Parkland Isles
  Series 1997B          6.25        2005          3,000,000     3,015,000
Palm Beach County Health Facilities Authority Hospital
  Revenue Bonds Good Samaritan Health
  Series 1993           6.30        2022          3,750,000     3,982,800
Polk County Industrial Development Authority 1st Mortgage
  Refunding Revenue Bonds
  Spring Haven II       8.75        2014          6,115,000     6,672,015
Port Everglades Port Authority Revenue Bonds
  Junior Lien           5.00        2016         18,635,000    18,299,943
Riverwood Community Development District
  Charlotte County Special Assessment
  Revenue Bonds Zero Coupon
  Series 1992A-B        8.50        2012          5,850,000(f)  6,301,503
Sumter County Industrial Development Authority
  Industrial Development Reveue Bonds
  Little Sumter Utility Company
  Series 1997 A.M.T.    7.25        2027          4,200,000     4,232,424
Sumter County Village Community Development
  District 1 Capital Improvement Revenue Bonds
  Series 1992           8.40        2012          1,360,000     1,458,872
Sunrise Utility System Refunding & Improvement
  Revenue Bonds         10.75       2018          5,000,000     5,868,100
Village Center Community Development District 2
  Lake County Recreational Revenue Bonds
  Anticipation Notes
  Series 1996           6.50        2000          6,155,000     6,189,530
Village Center Community District Recreational
  Revenue Bonds
  Series 1996B          8.25        2017          2,885,000     3,116,002
Village Community Development District 2
  Special Assessment District Revenue Bonds
  Series 1996           7.625       2017          5,875,000     6,237,017
 Volusia County Industrial Development Authority
  1st Mortgage Refunding Revenue Bonds
  Series 1996           7.625       2026         10,925,000    11,490,697

Total                                                         244,887,013

Georgia (2.0%)
Atlanta Special Purpose Facility Revenue Bonds
  Delta Air Lines
  Series 1989B A.M.T.   6.25        2019          8,685,000     8,800,597
Atlanta Special Purpose Facility Revenue Bonds
  Delta Air Lines
  Series 1989B A.M.T.   7.90        2018         13,500,000    14,513,310
Colquitt County Development Authority Revenue Bonds
  Zero Coupon Escrowed
  to Maturity           6.87        2021         46,350,000(f) 12,657,722
Effingham County Pollution Control Revenue Bonds
  Fort Howard
  Series 1988           7.90        2005         19,850,000    21,368,128
Fulco Hospital Authority Revenue Anticipation Certificate
  Georgia Baptist Health Care Systems
  Series 1992A          6.375       2022         20,300,000    22,360,450
Municipal Electric Authority Power Refunding Bonds
  Series 1989R          6.00        2014          9,130,000     9,190,623
Municipal Electric Authority Power Revenue Bonds
  Series L              5.00        2020          1,150,000     1,086,761
Rockdale County Development Authority Solid Waste
  Disposal Revenue Bonds Visy Paper
  Series 1993 A.M.T.    7.50        2026         10,000,000    10,794,600
Savannah Georgia Economic Development Authority
  Revenue Bonds Zero Coupon Escrowed
  to Maturity           6.87        2021         64,220,000(f) 17,537,840

Total                                                         118,310,031

Hawaii (0.4%)
City & County of Honolulu Refunding & Improvement
  General Obligation Bonds Series 1993B
  Inverse Floater       6.48        2006         10,000,000(d) 10,912,500
City & County of Honolulu Refunding & Improvement
  General Obligation Bonds Series 1993B
  Inverse Floater       6.78        2008         10,000,000(d) 11,062,500

Total                                                          21,975,000

Illinois (7.6%)
Bradley Kankakee County Tax Increment
  Refunding Revenue Bonds
  Series 1993           8.40        2012          5,800,000     6,558,060
Broadview Cook County Senior Lien Tax Increment
  Revenue Bonds
  Series 1993           8.25        2013         11,705,000    13,239,526
Chicago General Obligation Refunding Bonds
  Series 1995A
  (AMBAC Insured)       5.50        2018         20,000,000    20,539,800
Chicago General Obligation Bonds Series 1991
  (AMBAC Insured)       6.00        2016          6,170,000     6,463,877
Chicago General Obligation Bonds Series 1994A
  (AMBAC Insured)       5.875       2022         17,850,000    18,452,437
Chicago O'Hare International Airport General Airport
  Revenue Bonds
  Series 1990A A.M.T.   6.00        2018         29,000,000    29,523,160
Chicago O'Hare International Airport General Airport
  Revenue Bonds
  Series 1990A A.M.T.   7.50        2016         21,000,000    22,590,750
Chicago O'Hare International Airport General Airport
  Refunding Revenue Bonds
  Series 1993A          5.00        2016         14,450,000    13,900,033
Chicago O'Hare International Airport
  Special Revenue Facility Bonds Delta Airlines
  Series 1992           6.45        2018         10,000,000    10,541,000
 Chicago O'Hare International Airport
  Special Revenue Facility Bonds United Airlines
  Series C              8.20        2018         22,780,000    24,498,979
Chicago O'Hare International Airport Terminal
  Special Revenue
  Bonds A.M.T.          7.50        2017         32,250,000    34,525,238
Chicago O'Hare International Airport Terminal
  Special Revenue Bonds
  (FGIC Insured) A.M.T. 7.875       2025         17,750,000    19,474,767
Chicago Ridge Special Service Area 1 Unlimited
  Ad Valorem Tax Bonds
  Series 1990           9.00        2008          2,700,000     2,946,321
Chicago Wastewater Transmission Revenue Bonds
  Series 1994
  (MBIA Insured)        6.375       2024         22,500,000    24,505,650
Cook County Bedford Park Senior Lien Tax Increment
  Revenue Bonds Mark IV
  Series 1992           9.75        2012          1,740,000     2,130,334
Cook County Bedford Park Senior Lien Tax Increment
  Revenue Bonds         7.00        2006          1,175,000     1,247,392
Cook County Bedford Park Senior Lien Tax Increment
  Revenue Bonds         7.375       2012          1,700,000     1,798,413
Development Finance Authority Lifecare Revenue Bonds
  Presbyterian Homes
  Series 1996B          6.40        2031          6,700,000     7,257,708
Development Finance Authority Pollution Control
  Refunding Revenue Bonds Central Illinois
  Public Service
  Series 1993B-2        5.90        2028          2,500,000     2,582,525
Development Finance Authority Pollution Control
  Refunding Revenue Bonds Commonwealth Edison
  Series 1994           5.70        2009          2,000,000     2,134,120
Development Finance Authority Pollution Control
  Refunding Revenue Bonds Commonwealth Edison
  Series 1994           5.85        2014          4,500,000     4,788,990
Development Finance Authority Pollution Control
  Refunding Revenue Bonds Illinois Power
  Series 1991A          7.375       2021         19,250,000    22,183,508
Development Finance Authority Retirement Housing
  Revenue Bonds Zero Coupon
  Escrowed to Maturity  7.75        2020         68,000,000(f) 19,841,720
DuPage County Tax Increment Revenue Bonds
  Series 1997           7.875       2017          4,690,000     5,085,461
Educational Facilities Authority Refunding Revenue Bonds
  Loyola University of Chicago Series 1993
  Inverse Floater
  (FGIC Insured)        7.22        2012         11,000,000(d) 11,893,750
Educational Facilities Authority Refunding Revenue Bonds
  Lewis University
  Series 1996           6.125       2026          8,780,000     9,070,706
Granite City Madison County Hospital
  Refunding Revenue Bonds St. Elizabeth Medical Center
  Series 1989A          8.125       2008          3,315,000     3,487,712
Health Facilities Authority Refunding Revenue Bonds
  Edwards Hospital
  Series 1993A          6.00        2019          6,350,000     6,493,827
Health Facilities Authority Refunding Revenue Bonds
  Morris Hospital       6.125       2023          3,005,000     3,092,025
Health Facilities Authority Refunding Revenue Bonds
  Masonic Medical Center
  Series 1993           5.50        2019          2,000,000     1,979,780
Health Facilities Authority Refunding Revenue Bonds
  University of Chicago Series 1993 Inverse Floater
  (MBIA Insured)        7.37        2014         10,000,000(d) 10,700,000
Health Facilities Authority Revenue Bonds
  Sarah Bush Lincoln Health Center
  Series 1996B          5.75        2022          2,915,000     2,926,660
Health Facility Authority Revenue Bonds
  Delnore Community Hospital
  Series 1989           8.00        2019          7,000,000     7,523,110
Health Facility Authority Revenue Bonds
  Sarah Bush Lincoln Health Center
  Series 1992           7.25        2012-22       4,000,000     4,533,720
Health Facility Authority Revenue Bonds
  South Suburban Hospital
  Series 1992           7.00        2009-18       9,000,000    10,409,610
Hodgkins General Obligation Tax Increment Bonds
  Series 1991           9.50        2009         12,200,000    14,785,674
Hodgkins General Tax Increment Bonds
  Series 1995A          7.625       2013          9,000,000     9,865,710
Lakemoor Special Tax Revenue Bonds
  Series 1997           7.80        2027          9,000,000     9,487,890
Lansing Tax Increment Refunding Revenue Bonds
  Landings Redevelopment Area Limited Sales
  Tax Pledge Series 19927.00        2008         10,000,000    11,129,600
Marion General Obligation Hospital Alternate
  Revenue Source Bonds
  Series 1991           7.50        2016          3,800,000     4,304,412
Metropolitan Pier & Exposition Authority
  Dedicated State Tax Refunding Revenue Bonds
  McCormick Place Zero Coupon
  (FGIC Insured)        6.37        2019          6,000,000(f)  1,891,440
Metropolitan Pier & Exposition Authority
  Dedicated State Tax Refunding Revenue Bonds
  McCormick Place Zero Coupon
  (MBIA Insured)        6.61        2017         11,210,000(f)  3,948,610
Metropolitan Pier & Exposition Authority
  Sales Tax & Miscellaneous Tax Revenue
  Capital Appreciation Refunding Bonds
  Zero Coupon Series 1996A
  (MBIA Insured)        6.05        2022         16,225,000(f)  4,261,009
Regional Transportation Authority General
  Obligation Bonds Counties of Cook, Dupage, Kane, Lake
  McHenry & Will Series 1992A
  (AMBAC Insured)       6.125       2022          7,200,000     7,502,688
Tinley Park Cook & Will Counties Limited Sales Tax
  Revenue Bonds
  Series 1988           10.25       1999            895,000(e)    340,100
Tinley Park Cook & Will Counties Unlimited Ad Valorem
  Tax Bonds of
  Special Service       10.65       1997-07       1,275,000     1,134,750

Total                                                         457,572,552

Indiana (2.0%)
Brazil 1st Mortgage Revenue Bonds Hoosier Care II
  Series 1990           10.375      2020          4,165,000     4,507,113
Carmel Retirement Rental Housing Refunding
  Revenue Bonds Beverly Enterprises
  Series 1992           8.75        2008          6,785,000     7,702,536
Development Finance Authority Environmental
  Improvement Refunding Revenue Bonds USX Corporation
  Series 1996           6.25        2030          2,000,000     2,109,840
East Chicago Elementary School Building Lake County
  1st Mortgage Refunding Bonds
  Series 1996           6.25        2016          8,000,000     8,691,440
Hanover 1st Mortgage Revenue Bonds Hoosier Care II
  Series 1990           10.375      2020          6,815,000     7,374,784
Health Facility Authority Hospital Revenue Bonds
  Community Hospital of Anderson
  Series 1993           6.00        2023         10,000,000    10,195,700
Health Facility Authority Hospital Revenue Bonds
  Union Hospital Series 1993
  (MBIA Insured)        5.125       2018         10,000,000     9,634,200
Health Facility Finance Authority Hospital Revenue Bonds
  Hancock Memorial
  Series 1996           6.125       2017          2,295,000     2,377,941
Kokomo Hospital Authority Hospital Refunding
  Revenue Bonds St. Joseph's Hospital
  Series 1988A          8.75        2013          5,000,000     5,264,950
La Porte County Hospital Authority Hospital Refunding
  Revenue Bonds La Porte Hospital
  Series 1993           6.00        2023          2,990,000     3,056,647
La Porte County Hospital Authority Hospital Refunding
  Revenue Bonds La Porte Hospital
  Series 1993           6.25        2012          5,070,000     5,273,003
Lawrenceburg Pollution Control Refunding Revenue Bonds
  Methodist Hospital
  Series 1989           6.50        2008-13      19,670,000    21,666,789
Municipal Power Agency Power Supply System
  Refunding
  Revenue Bonds         5.75        2018          6,470,000     6,472,717
Rockport Pollution Control Refunding Revenue Bonds
  Indiana Michigan Electric
  Series B              7.60        2016          5,500,000     6,001,600
St. Joseph County Hospital Facility Revenue Bonds
  Memorial Hospital of
  South Bend            9.40        2010          1,930,000     2,499,755
Vincennes Economic Development
  Revenue Bonds Southwest Indiana
  Regional Youth Village Facility
  Series 1993           8.50        2024         16,575,000    17,705,581

Total                                                         120,534,596

Iowa (0.7%)
Iowa City Refunding Revenue Bonds Mercy Hospital
  Series 1986           6.00        2012          6,300,000     6,324,633
Keokuk Hospital Facilities Refunding Revenue Bonds
  Keokuk Area Hospital
  Series 1991           7.625       2021          5,350,000     5,805,820
Muscatine Electric Refunding Revenue Bonds
  Series 1986           5.00        2007-08       7,350,000     7,349,786
Muscatine Electric Refunding Revenue Bonds
  Series 1986           6.00        2005-06      22,175,000    22,202,053

Total                                                          41,682,292

Kentucky (1.3%)
Development Finance Authority Hospital Facility
  Revenue Bonds St. Luke Hospital
  Series 1989B          6.00        2019         22,695,000    23,073,326
Development Finance Authority Medical Center
  Refunding Revenue Improvement Bonds
  Ashland Hospital
  Series 1987           9.75        2011          4,000,000     4,117,784
Economic Development Finance Authority Hospital
  Refunding Revenue & Improvement Bonds
  Appalachian Regional Hospital
  Series 1997           5.875       2022          2,000,000     2,014,660
Louisville Airport Lease Revenue Bonds
  Series 1989A A.M.T.   7.875       2019          4,000,000     4,282,200
Louisville & Jefferson County Riverport Authority
  Mortgage Revenue Bonds
  Series 1986 A.M.T.    7.875       2016          7,185,000     7,391,425
McCracken County Revenue Bonds
  Lourdes Hospital      6.00        2012          8,300,000     8,320,916
Muhlenberg County Hospital Refunding Revenue Bonds
  Muhlenberg Community Hospital
  Series 1988           9.50        2010          3,920,000     4,138,854
Muhlenberg County Hospital Refunding Revenue Bonds
  Muhlenberg Community Hospital
  Series 1996           6.75        2010          9,565,000     9,937,461
Turnpike Authority Economic Road Development
  Refunding Revenue Bonds Series 1993 Inverse Floater
  (AMBAC Insured)       7.189       2012         15,000,000(d) 15,993,750

Total                                                          79,270,376

Louisiana (3.2%)
Calcasieu Parish Industrial Development Pollution Control
  Refunding Revenue Bonds Gulf State Utilities
  Series 1992           6.75        2012         10,500,000    11,243,715
Energy & Power Authority Refunding Revenue Bonds
  Rodemacher Unit 2 Series 1991
  (FGIC Insured)        6.00        2013         28,000,000    28,678,720
Hodge Village Combined Utility System Revenue Bonds
  Stone Container
  Series 1990 A.M.T.    9.00        2010         23,000,000    25,051,370
New Orleans Audubon Park Commission Aquarium
  Revenue Bonds
  Series 1992A          8.00        2012          7,100,000     8,220,167
Public Facilities Authority Revenue Bonds
  Glen Retirement Systems
  Series 1995           6.50        2015          1,000,000     1,061,160
Public Facilities Authority Revenue Bonds
  Glen Retirement Systems
  Series 1995           6.70        2025          1,500,000     1,608,465
Public Facilities Authority Revenue Bonds
  Windsor Multi-family Housing Foundation
  Series 1996A          6.25        2026          9,570,000     8,265,035
St. Charles Parish Pollution Control Revenue Bonds
  Louisiana Power & Light
  Series 1984           8.25        2014         28,600,000    30,841,954
St. Charles Parish Pollution Control Revenue Bonds
  Louisiana Power & Light
  Series 1991 A.M.T.    7.50        2021         20,700,000    22,738,122
St. Charles Parish Pollution Control Revenue Bonds
  Louisiana Power & Light
  2nd Series 1984       8.00        2014         29,155,000    31,756,209
Southern Louisiana Port Commission Terminal
  Refunding Revenue Bonds Gatx Terminal
  Series 1993           7.00        2023         13,180,000    14,321,124
West Feliciana Parish Demand Pollution Control
  Revenue Bonds Gulf State Utilities
  Series 1985B          9.00        2015          6,000,000     6,717,480

Total                                                         190,503,521

Maine (0.1%)
Finance Authority Multi-family Housing Revenue
  Obligation Securities Huntington Common
  Series 1997A          7.50        2027          5,000,000     4,993,200
Health & Higher Educational Facilities Authority
  Revenue Bonds St. Mary's Hospital
  Series 1989           8.625       2022          3,500,000     3,802,540

Total                                                           8,795,740

Maryland (0.7%)
Frederick County Economic Refunding Revenue Bonds
  Alumax Series 1992    7.25        2017          9,880,000    10,648,368
Harford County Industrial Development Revenue Bonds
  Dorsey                8.00        2005            500,000       502,460
Prince George's County Hospital Revenue Bonds
  Dimensions Health
  Series 1992           7.00        2022          7,000,000     7,888,440
Prince George's County Hospital Revenue Bonds
  Dimensions Health
  Series 1992           7.25        2017         11,400,000    12,964,422
State Transportation Authority Facility Revenue Bonds
  Zero Coupon Series 1992 Capital Appreciation
  (FGIC Insured)        6.33        2010-11       9,700,000(f)  4,999,532
State Transportation Authority Facility Revenue Bonds
  Zero Coupon Series 1992
  (FGIC Insured)        6.35        2012          5,000,000(f)  2,391,100

Total                                                          39,394,322

Massachusetts (2.6%)
Bay Transportation Authority Refunding Revenue Bonds
  Series 1994A
  (MBIA Insured)        6.00        2012          8,000,000     8,471,280
Greater Lawrence Sanitary District North Andover
  General Obligation
  Bonds                 8.50        2005          3,255,000     3,371,757
Health & Educational Facilities Authority Revenue Bonds
  Berkshire Health Systems
  Series C              5.90        2011          2,000,000     2,032,720
Health & Educational Facilities Authority Revenue Bonds
  Berkshire Health Systems
  Series C              6.00        2020          4,000,000     4,078,440
Health & Educational Facilities Authority Revenue Bonds
  Beverly Hospital Inverse Floater
  (MBIA Insured)        7.37        2020          8,000,000(d)  8,360,000
Health & Educational Facilities Authority Revenue Bonds
  Charlton Memorial Hospital
  Series B              7.25        2013          6,455,000     7,088,558
Industrial Finance Agency Pollution Control Refunding
  Revenue Bonds Eastern Edison
  Series 1993           5.875       2008          4,250,000     4,336,318
Industrial Finance Agency Resource Recovery
  Revenue Bonds SEMASS
  Series 1991A          9.00        2015         18,885,000    21,285,472
Industrial Finance Agency Resource Recovery
  Revenue Bonds SEMASS
  Series 1991B A.M.T.   9.25        2015         24,900,000    28,064,541
Municipal Wholesale Electric Power Supply System
  Revenue Bonds
  Series 1992B          6.75        2017         10,130,000    11,320,275
Municipal Wholesale Electric Power Supply System
  Revenue Bonds Series 1993A Inverse Floater
  (AMBAC Insured)       7.02        2018        6,500,000(d)    6,418,750
State Health & Educational Facilities Authority
  Revenue Bonds Holyoke Hospital
  Series 1994B          6.50        2015          500,000         522,700
State Industrial Finance Agency Assisted Living
  Facility Revenue Bonds Newton Group Properties LLC
  Series 1997 A.M.T.    8.00        2027        4,300,000       4,338,485
Water Resources Authority General
  Refunding Revenue Bonds
  Series 1992B          5.50        2015       22,175,000      22,351,513
Water Resources Authority General Revenue Bonds
  Series 1992A          6.50        2019        3,500,000       4,086,460
Water Resources Authority General Revenue Bonds
  Series 1993B-95B
  (MBIA Insured)        5.00        2022-25    19,000,000      18,121,930

Total                                                         154,249,199

Michigan (3.9%)
Crawford County Economic Development Corporation
  Environmental Improvement Revenue Bonds
  Weyerhaeuser
  Series 1991A          7.125       2007       10,800,000      12,466,656
Detroit Unlimited Tax General Obligation Bonds
  Series 1993           6.35        2014        5,930,000       6,289,299
Detroit Unlimited Tax General Obligation Bonds
  Series 1995A          6.80        2015        1,375,000       1,580,672
Lincoln Consolidated School District Unlimited Tax
  General Obligation Refunding Bonds
  (FGIC Insured)        5.85        2018        6,455,000       6,751,414
Midland County Economic Development Corporation
  Pollution Control Limited Obligation
  Refunding Revenue Bonds Midland Cogeneration
  Series 1990B A.M.T.   9.50        2009       35,200,000      38,926,624
Midland County Economic Development Corporation
  Pollution Control Limited Obligation
  Refunding Revenue Bonds Midland Cogeneration
  Series 1990C          8.50        2009       18,900,000      20,482,308
Monroe County Pollution Control
  Revenue Bonds Detroit Edison
  A.M.T.                7.75        2019       40,250,000(h)   43,639,855
State Hospital Finance Authority Hospital
  Refunding Revenue Bonds Detroit Medical Center
  Series 1993A          6.50        2018       10,000,000      10,784,700
State Hospital Finance Authority Hospital
  Refunding Revenue Bonds
  Sinai Hospital Greater Detroit
  Series 1995           6.625       2016        2,750,000       3,017,355
State Hospital Finance Authority Hospital
  Refunding Revenue Bonds
  Sinai Hospital Greater Detroit
  Series 1995           6.70        2026        3,000,000       3,295,890
State Hospital Finance Authority Hospital
  Revenue Bonds Central Michigan
  Community Hospital    6.25        2016        2,095,000       2,169,896
State Hospital Finance Authority Hospital
  Revenue Bonds McLaren Obligated Group
  Series 1991A          7.50        2021        7,500,000       8,467,950
State Job Development Authority Pollution Control
  Revenue Bonds
  Chrysler              5.70        1999        4,350,000       4,469,538
Strategic Fund Environmental Improvement Limited
  Obligation Refunding Revenue Bonds
  Crown Paper Company
  Series 1997B          6.25        2012        1,100,000       1,113,981
Strategic Fund Limited Obligation Refunding
  Revenue Bonds Detroit Edison
  Series 1995AA
  (MBIA Insured)        6.40        2025       12,000,000      13,223,760
Strategic Fund Limited Obligation Refunding
  Revenue Bonds Ford Motor
  Series 1991A          7.10        2006       16,400,000      19,249,008
Strategic Fund Limited Obligation Refunding
  Revenue Bonds Great Lakes Pulp & Fibre
  Series 1994 A.M.T.    10.25       2016       35,000,000(e)   19,425,000
Troy City Downtown Development Authority
  Revenue Bonds Oakland County
  Series 1995A          6.375       2018        1,000,000       1,092,890
Van Buren County Downtown Development Authority
  Tax Increment Revenue Bonds
  Series 1994           8.40        2016        3,990,000       4,573,657
Wayne County Special Airport Facilities Refunding
  Revenue Bonds Northwest Airlines
  Series 1995           6.75        2015       11,295,000      12,348,146

Total                                                         233,368,599

Minnesota (3.9%)
Becker Solid Waste Disposal Facility Revenue Bonds
  Liberty Paper
  Series 1994B A.M.T.   9.00        2015       18,000,000      19,136,160
Bloomington Community Development
  Refunding Revenue Note
  24th Avenue Motel     8.50        2005        1,499,244(k)    1,506,740
Bloomington Health Care Facility Revenue Bonds
  Friendship Village of Bloomington
  Series 1992           8.50        2002        3,680,000       3,985,035
Brainerd Economic Development Authority Health Care
  Facility Revenue Bonds Benedictine Health System
  St. Joseph Medical Center
  Series 1990           8.375       2020        4,670,000       5,172,165
Duluth Economic Development Authority Health Care
  Facility Revenue Bonds Benedictine Health System
  St. Mary's Medical Center
  Series 1990           8.375       2020        8,300,000       9,192,499
Duluth Housing & Redevelopment Authority
  1st Mortgage Revenue Bonds
  Lakeshore
  Lutheran Home         8.00        2000          110,000         110,211
Duluth Housing & Redevelopment Authority
  1st Mortgage Revenue Bonds
  Lakeshore
  Lutheran Home         8.25        2009          750,000         751,590
Fergus Falls Health Care Facilities Revenue Bonds
  Series 1995           6.50        2025        1,530,000       1,634,407
International Falls Solid Waste Disposal
  Revenue Bonds Boise Cascade
  Series 1990 A.M.T.    7.75        2015       10,000,000      10,517,800
Mahtomedi Multi-family Housing Revenue Bonds
  Briarcliff
  Series 1996 A.M.T.    7.35        2036        2,000,000       2,067,980
Maplewood Elder Care Facility Revenue Bonds
  Care Institute
  Series 1994           7.75        2024        8,000,000       8,491,120
Maplewood Multi-family Housing Refunding
  Revenue Bonds Carefree Cottages
  Series 1995 A.M.T.    7.20        2032        5,000,000       5,088,450
Mille Lacs Capital Improvement Authority Infrastructure
  Revenue Bonds
  Series 1992A          9.25        2012        4,455,000       5,565,097
Minneapolis Housing & Healthcare Facility
  Revenue Bonds Augustana Chapel View Homes
  Series 1997           6.75        2027        2,640,000       2,681,395
Richfield Multi-family Housing
  Refunding Revenue Bonds
  Village Shores Apartments
  Series 1996           7.625       2031        4,985,000       5,122,935
Robbinsdale Multi-family Housing Revenue Bonds
  Copperfield Hill
  Series A              7.35        2031        3,500,000       3,547,355
St. Louis Park Health Care Facilities Revenue Bonds
  Healthsystem Minnesota Obligated Group
  Series 1993 Inverse Floater
  (AMBAC Insured)       4.925       2005       10,200,000(d)   10,047,000
St. Louis Park Health Care Facilities Revenue Bonds
  Healthsystem Minnesota Obligated Group
  Series 1993 Inverse Floater
  (AMBAC Insured)       5.925       2013       18,000,000(d)   17,865,000
St. Louis Park Health Care Park Nicollet
  Medical Center Facility Revenue Bonds
  Series 1990A          9.25        2020        6,000,000       6,718,440
St. Louis Park Multi-family Housing Refunding
  Revenue Bonds Park Boulevard Towers
  Series 1996A          7.00        2031       11,585,000      11,918,185
St. Paul Housing & Redevelopment Authority
  Health Care Facility Revenue Bonds
  Lyngblomsten Care Center
  Series 1993A          7.125       2017        4,535,000       4,768,552
St. Paul Housing & Redevelopment Authority
  Health Care Facility Revenue Bonds Lyngblomsten
  Multi-family Rental Housing
  Series 1993B          7.00        2024        2,780,000       2,807,300
St. Paul Port Authority Redevelopment Multi-family
  Refunding Revenue Bonds Burlington Apartments
  Series A
  (GNMA Insured)        5.75        2031       14,355,000      14,533,863
St. Paul Port Authority Redevelopment Multi-family
  Subordinate Refunding Revenue Bonds
  Burlington Apartments
  Series A              8.625       2031        3,770,000       3,811,545
Southern Minnesota Municipal Power Agency
  Power Supply System Refunding Revenue Bonds
  Series 1992           5.75        2018       32,210,000      32,656,753
Southern Minnesota Municipal Power Agency
  Power Supply System Revenue Bonds
  Zero Coupon Series 1994A
  (MBIA Insured)        6.72        2021       13,500,000(f)    3,926,610
Southern Minnesota Municipal Power Agency
  Power Supply System Revenue Bonds
  Zero Coupon Series 1994A
  (MBIA Insured)        6.73        2022       17,500,000(f)    4,824,925
Southern Minnesota Municipal Power Agency
  Power Supply System Revenue Bonds
  Zero Coupon Series 1994A
  (MBIA Insured)        6.74        2023       27,500,000(f)    7,187,400
Southern Minnesota Municipal Power Agency
  Power Supply System Revenue Bonds
  Zero Coupon Series 1994A
  (MBIA Insured)        6.75        2024-27    87,410,000(f)   20,079,756
Vadnais Heights Multi-family Housing Refunding
  Revenue Bonds Cottages of Vadnais Heights
  Series 1995 A.M.T.    7.00        2031        1,995,000       2,029,075
Washington County Housing & Redevelopment Authority
  Woodbury Multi-family Housing Refunding
  Revenue Bonds
  Series 1996           6.95        2023        4,940,000       5,035,046

Total                                                         232,780,389

Mississippi (0.7%)
Claiborne County Pollution Control Refunding
  Revenue Bonds System Energy Resources
  Series 1995           7.30        2025        4,000,000       4,232,960
Claiborne County Pollution Control Revenue Bonds
  Middle South Energy   9.50        2013        1,500,000       1,616,460
Claiborne County Pollution Control Revenue Bonds
  Middle South Energy
  Series C              9.875       2014       15,375,000      16,624,988
Harrison County Waste Water Management District
  Refunding Bonds
  Series 1986           5.00        2015        4,250,000       4,225,477
Jackson Industrial Development Revenue
  Bonds Dorsey          8.00        2005          422,000         425,929
Lowndes County Solid Waste Disposal Pollution Control
  Revenue Bonds Weyerhaeuser
  Series 1989 A.M.T.    7.875       2005       12,250,000      13,305,215
Lowndes County Solid Waste Disposal Pollution Control
  Refunding Revenue Bonds Weyerhaeuser
  Series 1989           7.99        2022        4,000,000(i)    4,808,680

Total                                                          45,239,709

Missouri (0.7%)
Regional Convention & Sports Complex Authority Bonds
  St. Louis Sponsor
  Series 1991B          7.00        2021        5,810,000       6,568,495
State Environment & Improvement Energy Resources
  Authority Pollution Control Revenue
  Bonds Chrysler        5.70        1999        9,250,000       9,418,535
Sikeston Electric System Refunding Revenue Bonds
  Series 1992
  (MBIA Insured)        5.80        2002        4,165,000       4,427,312
St. Louis Industrial Development Authority
  Refunding Revenue Bonds Kiel Center
  Multipurposes Arena
  Series 1992 A.M.T.    7.875       2024       15,400,000      16,815,414
St. Louis Regional Convention & Sports Complex Authority
  Pre-Refunded Revenue Bonds
  Series 1991C          7.90        2021        2,575,000       3,027,144
St. Louis Regional Convention & Sports Complex Authority
  Revenue Bonds
  Series 1991C          7.90        2021          125,000         139,589

Total                                                          40,396,489

Nebraska (--%)
Omaha Public Power District Electric System
  Revenue Bonds
  Series 1986A          6.00        2015        1,370,000       1,461,297

Nevada (0.7%)
Clark County Collateralized Pollution Control
  Revenue Bonds Nevada Power
  A.M.T.                7.80        2009       11,850,000      12,584,345
Clark County Industrial Development Revenue Bonds
  Nevada Power Series 1990
  A.M.T.                7.80        2020        5,000,000       5,383,800
Las Vegas Redevelopment Agency Tax Increment
  Subordinate Lien Revenue Bonds
  Series 1994A          6.00        2010        2,000,000       2,068,780
Las Vegas Redevelopment Agency Tax Increment
  Subordinate Lien Revenue Bonds
  Series 1994A          6.10        2014        2,750,000       2,851,200
Las Vegas Special Improvement District 707
  Local Improvement Bonds
  Summerlin Area
  Series 1996           7.10        2016        6,000,000       6,235,200
Washoe County Hospital Revenue Bonds
  Washoe Medical Center
  Series 1989A          7.60        2019        2,750,000       2,939,448
Washoe County Hospital Revenue Bonds
  Washoe Medical Center
  Series 1993A          6.00        2015        7,250,000       7,520,062

Total                                                          39,582,835

New Hampshire (2.4%)
Business Financial Authority Pollution Control
  Refunding Revenue Bonds United Illuminating
  Series 1993A          5.875       2033       13,200,000      13,262,964
Business Financial Authority Pollution Control &
  Solid Waste Disposal Refunding Revenue Bonds
  Crown Paper Company
  Series 1996           7.75        2022        4,255,000       4,691,180
Industrial Development Authority Pollution Control
  Revenue Bonds State Public Service
  Series 1991B          7.50        2021       51,485,000      54,084,993
Industrial Development Authority Pollution Control
  Revenue Bonds State Public Service
  Series 1991C A.M.T.   7.65        2021       25,000,000      26,551,000
Industrial Development Authority Pollution Control
  Revenue Bonds United Illuminating
  Series 1989A A.M.T.   8.00        2014        8,000,000       8,562,480
State Higher Education & Health Facility Authority
  Hospital Revenue Bonds Hitchcock Clinic
  Series 1994
  (MBIA Insured)        6.00        2024       13,000,000      13,657,410
State Turnpike System Refunding Revenue Bonds
  Series 1992           5.75        2020       20,615,000      20,930,203

Total                                                         141,740,230

New Jersey (0.2%)
Health Care Facility Finance Authority Revenue Bonds
  St. Peter Medical Center Series 1994F
  (MBIA Insured)        5.00        2016       10,000,000       9,693,500
Health Care Facility Finance Authority Revenue Bonds
  Zurbrugg Memorial Hospital
  Series C              8.50        2012        3,500,000       3,577,525

Total                                                          13,271,025

New Mexico (1.8%)
Albuquerque Health Care System Revenue Bonds
  Lovelace Medical
  Fund                 10.25        2011           55,000          55,811
Bernalillo County Multi-family Housing Revenue Bonds
  Series 1997D          7.70        2027        9,985,000      10,195,384
Cibola County Correctional Facility
  Certificate of Participation
  Series 1993           8.50        2015       16,710,000      18,414,420
Farmington Pollution Control Refunding Revenue Bonds
  Series 1996A-B        6.30        2016       10,000,000      10,561,000
Farmington Pollution Control Refunding Revenue Bonds
  State Public Service San Juan
  Series 1994A          6.40        2023       30,650,000      32,185,259
Farmington Pollution Control Refunding Revenue Bonds
  Series 1997A          6.95        2020        4,000,000       4,431,080
Farmington Power Refunding Revenue Bonds
  Generating Division   9.875       2013        5,000,000       6,675,900
Las Vegas Hospital Facility Refunding Revenue Bonds
  Northeastern Regional Hospital
  Series 1987           9.625       2013        5,525,000       5,667,103
Lordsberg Pollution Control Refunding Revenue Bonds
  Phelps Dodge          6.50        2013       20,000,000      21,671,200

Total                                                         109,857,157

New York (8.3%)
Battery Park City Authority Refunding Revenue Bonds
  Series 1993A          5.50        2010        9,940,000      10,235,317
Dormitory Authority New York State University Education
  Facility Pre-Refunded Revenue Bonds
  Series 1990A          7.70        2012       10,000,000      11,028,700
Dormitory Authority New York State University Education
  Facility Revenue Bonds
  Series 1993A          5.50        2013       24,530,000      25,357,642
Dormitory Authority New York City University System
  Consolidated 2nd General Resource Revenue Bonds
  Series 1990C          5.00        2017       20,820,000      19,651,582
Dormitory Authority New York City University System
  Consolidated 2nd General Resource Revenue Bonds
  Series 1990C          6.00        2016       39,465,000      40,257,457
Dormitory Authority New York City University System
  Consolidated 2nd General Resource Revenue Bonds
  Series 1990D          7.00        2009        5,000,000       5,799,550
Dormitory Authority New York City University System
  Consolidated 2nd General Resource Revenue Bonds
  Series 1994A          5.75        2018        5,500,000       5,786,385
Dormitory Authority New York Court Facility Lease
  Revenue Bonds
  Series 1993A          5.375       2016       11,000,000      10,879,220
Metropolitan Transportation Transit Facilities
  Service Contract
  Series 3              6.00        2019        6,395,000       6,687,379
New York City General Obligation Bonds
  Series 1992B          7.40        2000       30,000,000      31,896,000
New York City General Obligation Bonds
  Series 1994B          7.00        2016       16,500,000      18,660,510
New York City General Obligation Bonds
  Series 1996F-G        5.75        2017-20    27,825,000      28,316,394
New York City Industrial Development Agency
  Special Facility Revenue Bonds American Airlines
  Series 1990 A.M.T.    8.00        2020       16,130,000      16,961,502
New York City Municipal Water Financial Authority
  Water & Sewer System Revenue Bonds Series 1994B
  Inverse Floater
  (MBIA Insured)        6.27        2009       15,500,000(d)   15,906,875
New York City Municipal Water Financial Authority
  Water & Sewer System Revenue Bonds
  Series A              6.25        2021       55,500,000      58,573,590
New York City Municipal Water Financial Authority
  Water & Sewer System Revenue Bonds
  Series B              5.00        2017        6,255,000       6,102,440
Port Authority Special Obligation Revenue Bonds
  KIAC A.M.T.           6.75        2019        3,500,000       3,816,960
Port Authority Special Project Bonds La Guardia
  Airport Passenger Terminal Continental and
  Eastern Airlines
  A.M.T.                9.00        2006        2,645,000       2,985,888
Port Authority Special Project Bonds La Guardia
  Airport Passenger Terminal Continental and
  Eastern Airlines
  Series 2 A.M.T.       9.00        2010        8,800,000       9,934,144
Port Authority Special Project Bonds La Guardia
  Airport Passenger Terminal Continental and
  Eastern Airlines
  Series 2 A.M.T.       9.125       2015       17,500,000      19,814,200
State Energy Research & Development Authority Electric
  Facility Revenue Bonds Consolidated Edison
  A.M.T.                7.125       2022       10,750,000      10,981,555
State Energy Research & Development Authority Electric
  Facility Revenue Bonds Consolidated Edison
  A.M.T.                7.375       2024       23,000,000      23,606,970
State Energy Research & Development Authority Electric
  Facility Revenue Bonds Consolidated Edison
  A.M.T.                7.50        2021        9,000,000       9,113,400
State Energy Research & Development Authority Electric
  Facility Revenue Bonds Consolidated Edison
  Series 1990A
  A.M.T.                7.50        2025       30,975,000      32,660,350
State Housing Finance Agency Service Contract Obligation
  Revenue Bonds
  Series 1995A          6.50        2025       12,475,000      13,728,862
State Housing Finance Agency State University
  Construction Refunding Bonds
  Series 1986A          6.50        2013        3,500,000       3,972,430
State Local Government Assistance Corporation
  Series 1991A          6.50        2020       11,000,000      11,832,260
State Medical Facilities Finance Agency Mental
  Health Services Improvement Refunding Revenue Bonds
  Series 1993D          5.25        2023       15,000,000      14,425,950
State Medical Facilities Finance Agency Mental
  Health Services Improvement Refunding Revenue Bonds
  Series 1993F          5.25        2019        5,790,000       5,581,502
State Urban Development Correctional Facility
  Refunding Revenue Bonds
  Series A              5.50        2016        2,750,000       2,755,170
State Urban Development Correctional Facility
  Revenue Bonds
  Series 1993A          5.25        2021       12,110,000      11,578,977
State Urban Development Correctional Facility
  Revenue Bonds
  Series 6              5.375       2025        9,000,000       8,731,080

Total                                                         497,620,241

North Carolina (4.1%)
Eastern Municipal Power Agency Power Supply System
  Refunding Revenue Bonds
  Series 1993B          6.25        2012       24,655,000      25,963,687
Eastern Municipal Power Agency Power System
  Refunding Revenue Bonds
  Series 1986A          4.00        2018        8,675,000       7,396,132
Eastern Municipal Power Agency Power System
  Refunding Revenue Bonds
  Series 1986A          5.00        2017        6,500,000       6,374,035
Eastern Municipal Power Agency Power System
  Refunding Revenue Bonds
  Series 1988A          6.00        2026        3,125,000       3,355,801
Eastern Municipal Power Agency Power System
  Refunding Revenue Bonds
  Series 1989A          5.50        2011       37,800,000      37,861,236
Eastern Municipal Power Agency Power System
  Refunding Revenue Bonds
  Series 1989A          6.50        2024       16,750,000      16,996,728
Eastern Municipal Power Agency Power System
  Refunding Revenue Bonds
  Series 1989A          7.50        2010       29,160,000      35,236,810
Eastern Municipal Power Agency Power System
  Refunding Revenue Bonds
  Series 1991A          5.75        2019       55,000,000      55,155,100
Eastern Municipal Power Agency Power System
  Refunding Revenue Bonds
  Series 1994B          7.25        2007        5,000,000       5,737,500
Eastern Municipal Power Agency Power System
  Refunding Revenue Bonds
  Series B              6.125       2009       10,000,000      10,547,200
Eastern Municipal Power Agency Power System
  Revenue Bonds
  Series 1993D          5.875       2013        2,300,000       2,355,361
Municipal Power Agency 1 Catawba Electric
  Revenue Bonds
  Series 1988           7.00        2016        5,140,000       5,256,986
Municipal Power Agency 1 Catawba Electric
  Revenue Bonds Series 1993
  Inverse Floater
  (MBIA Insured)        6.82        2012        7,400,000(d)    7,686,750
Municipal Power Agency 1 Catawba Electric
  Revenue Bonds
  Series 1993 Inverse Floater
  (MBIA Insured)        7.02        2020       15,000,000(d)   15,243,750
Offiss Incorporation Recreational Facilities
  Gross Revenue Bonds Smoky Mountain Golf Course
  Zero Coupon
  Series 1994-96        8.38        2019        8,295,000(e,g)  8,094,759

Total                                                         243,261,835

North Dakota (0.4%)
Fargo Hospital Refunding Revenue & Improvement Bonds
  Dakota Hospital
  Series 1992           6.875       2012        3,000,000       3,370,410
Fargo Hospital Refunding Revenue & Improvement Bonds
  Dakota Hospital
  Series 1992           7.00        2022        4,250,000       4,798,208
General Obligation Bonds Real Estate
  Series 1986A          6.00        2013        8,585,000       8,681,581
Ward County Health Care Facilities
  Refunding Revenue Bonds
  Series 1996B          6.25        2021        4,000,000       4,148,760
Ward County Health Care Facilities Refunding
  Revenue Bonds Trinity Group
  Series 1996A          6.25        2026        6,110,000       6,337,231

Total                                                          27,336,190

Ohio (3.0%)
Air Quality Development Authority Pollution Control
  Refunding Revenue Bonds Cleveland Electric Company
  Series 1997B          6.00        2020       10,000,000      10,230,900
Air Quality Development Authority Pollution Control
  Refunding Revenue Bonds Ohio Edison
  Series A              5.95        2029       13,300,000      13,607,496
Air Quality Development Authority Pollution Control
  Revenue Bonds Ohio Edison
  Series 1989A          7.625       2023        6,750,000       7,126,717
Bellefontaine Hospital Facilities Refunding Revenue Bonds
  Mary Rutan Health Association
  Series 1993           6.00        2013        5,330,000       5,421,356
Butler County Hospital Facilities
  Refunding Revenue & Improvement Bonds
  Fort Hamilton-Hughes Memorial Center
  Series 1991           7.50        2010        9,800,000      10,643,192
Carroll Water & Sewer District Unlimited Tax
  General Obligation
  Bonds                 6.25        2010        8,360,000       8,357,743
Cleveland Parking Facilities Improvement
  Revenue Bonds
  Series 1992           8.10        2022       15,000,000      17,630,850
Coshocton County Solid Waste Disposal Refunding
  Revenue Bonds Stone Container
  Series 1992           7.875       2013       17,500,000      19,549,600
Cuyahoga County Health Care Facilities Lifecare Refunding
  Revenue Bonds Judson Retirement Community
  Series 1996A          7.25        2013-18     6,210,000       6,584,338
Erie County Hospital Improvement Refunding
  Revenue Bonds Firelands Community Hospital
  Series 1992           6.75        2015        6,540,000       7,088,052
Lorain County Independent Living & Hospital Facilities
  Mortgage Refunding Revenue Bonds
  Elyria United Methodist
  Series 1996C          6.875       2022        3,100,000       3,297,966
Marion County Health Care Facilities
  Refunding & Improvement Revenue Bonds
  United Church Homes
  Series 1993           6.30        2015        1,800,000       1,877,670
Marion County Health Care Facilities
  Refunding & Improvement Revenue Bonds
  United Church Homes
  Series 1993           6.375       2010        2,000,000       2,097,140
Montgomery County Health Facilities Refunding
  Revenue Bonds Friendship Village of Dayton
  Series 1990A          9.25        2016        9,025,000      10,117,386
Water Development Authority Collateralized Pollution
  Control Refunding Revenue Bonds Cleveland Electric
  Series 1995           7.70        2025       13,000,000      14,874,860
Water Development Authority Collateralized Pollution
  Control Revenue Bonds Cleveland Electric
  Series 1989 A.M.T.    8.00        2023       10,000,000      11,377,200
Water Development Authority Collateralized Pollution
  Control Revenue Bonds Toledo Edison
  Series 1989 A.M.T.    8.00        2023        8,500,000       8,978,040
Water Development Authority Pollution Control
  Revenue Bonds Ohio Edison
  A.M.T.                8.10        2023       10,000,000      10,666,700
Water Development Authority Pollution Control
  Refunding Revenue Bonds Toledo Edison
  Series 1994A A.M.T.   8.00        2023       10,000,000      10,382,300

Total                                                         179,909,506

Oklahoma (1.0%)
Grand River Dam Authority Refunding Revenue Bonds
  Series 1987           5.00        2012       10,105,000      10,053,464
Hinton Economic Development Authority
  Certificate of Participation
  Series 1994           8.75        2015       11,675,000      12,544,554
Hinton Economic Development Authority
  Certificate of Participation Dominion Leasing
  Series 1990A          9.75        2015       19,090,000      21,261,678
Jackson County Hospital Authority
  Refunding Revenue Bonds
  Jackson County Memorial Hospital
  Series 1994           7.30        2015        6,580,000       7,040,995
Midwest City Memorial Hospital Authority Hospital
  Revenue Bonds
  Series 1992           7.375       2022        7,815,000       8,856,818
Stillwater Medical Center Authority
  Hospital Revenue Bonds
  Series 1997B          6.50        2019        1,750,000       1,866,603

Total                                                          61,624,112

Oregon (0.6%)
State Health Housing Educational &
  Cultural Facilities Authority Revenue Bonds
  Oregon Baptist Retirement Homes-Weidler
  Retirement Center
  Series 1995           8.00        2026        7,720,000       7,992,670
Western Generation Agency Revenue Bonds
  Wauna Cogeneration
  Series 1994A          7.125       2021       19,200,000      20,682,432
Western Generation Agency Revenue Bonds
  Wauna Cogeneration
  Series 1994B A.M.T.   7.40        2016        9,000,000       9,828,270

Total                                                          38,503,372

Pennsylvania (4.1%)
Allegheny County Industrial Development Authority
  Environment Improvement Revenue Bonds
  USX Corporation
  Series 1994A          6.70        2020        6,000,000       6,480,600
Beaver County Industrial Development Authority
  Collateralized Pollution Control Refunding
  Revenue Bonds Cleveland Electric Illuminating
  Series 1995           7.625       2025        7,500,000       8,523,675
Beaver County Industrial Development Authority
  Collateralized Pollution Control Refunding
  Revenue Bonds Cleveland Electric Illuminating
  Series 1995A          7.75        2025       21,150,000      24,253,339
Beaver County Industrial Development Authority
  Collateralized Pollution Control Refunding
  Revenue Bonds Toledo Edison
  Series 1995A          7.75        2020       14,000,000      16,109,520
Beaver County Industrial Development Authority
  Pollution Control Revenue Bonds
  Toledo Edison-Beaver Valley
  Series 1995           7.625       2020       11,700,000      13,296,933
Beaver County Industrial Development Authority
  Pollution Control Revenue Bonds
  Ohio Edison           7.75        2024       34,650,000      36,578,966
Butler County Industrial Development Authority
  Health Care Refunding Revenue Bonds
  Pittsburgh Lifetime Care Community Sherwood Oaks
  Series 1993           5.75        2011-16     5,000,000       5,111,860
Convention Center Authority Refunding Revenue Bonds
  Philadelphia
  Series 1994A          6.75        2019        5,300,000       5,818,340
Delaware County Authority 1st Mortgage Revenue Bonds
  Riddle Village
  Series 1996           7.00        2026       10,000,000      10,362,400
Delaware County Authority 1st Mortgage Revenue Bonds
  Whitehorse Village Continuing Care
  Series 1989           9.70        2009-19    11,000,000      12,228,150
Delaware County Industrial Development Authority
  Pollution Control Refunding Revenue Bonds
  Philadelphia Electric
  Series A              7.375       2021          900,000         981,603
Harrisburg Dauphin County General Obligation Bonds
  Zero Coupon Series 1997F
  (AMBAC Insured)       5.50        2020        3,000,000(f)      875,040
Harrisburg Dauphin County General Obligation Bonds
  Zero Coupon Series 1997F
  (AMBAC Insured)       5.52        2021-22     2,000,000(f)      535,430
Montgomery County Higher Education & Health Authority
  Retirement Community Revenue Bonds G.D.L. Farms
  Series A              9.50        2020        3,000,000       3,365,820
Philadelphia Gas Works Revenue Bonds
  Series 13             7.70        2021        4,150,000       4,691,160
Philadelphia Hospital & Higher Education Facility
  Authority Hospital Revenue Bonds
  Albert Einstein
  Medical Center        7.625       2011       15,545,000      16,415,986
Philadelphia Municipal Authority Lease
  Refunding Revenue Bonds
  Series 1993D          6.25        2013        2,500,000       2,615,375
Philadelphia Municipal Authority Lease
  Refunding Revenue Bonds
  Series 1993D          6.30        2017        1,550,000       1,621,393
Philadelphia Water & Sewer Revenue Bonds
  16th Series           7.00        2018       14,000,000      15,306,060
Philadelphia Water & Sewer Revenue Bonds
  16th Series           7.50        2010       13,200,000      14,880,096
Philadelphia Water & Wastewater Revenue Bonds
  Series 1993
  (CGIC Insured)        5.50        2015       11,000,000      11,155,540
State Department of General Services Certificate of
  Participation Series 1994A
  (AMBAC Insured)       5.00        2015       25,000,000      24,231,000
Wilkins Industrial Development Authority Revenue Bonds
  Retirement Community Longwood at Oakmont
  Series 1991A          10.00       2021        8,495,000      10,078,298

Total                                                         245,516,584

Puerto Rico (0.8%)
Electric Power Agency Revenue Bonds
  Series N-O            6.00        2010       45,305,000      46,154,016
South Carolina (0.9%)
Cherokee County Spring City Knitting
  Cluett Peabody        7.40        2009        5,200,000       5,772,312
Piedmont Municipal Power Agency Electric
  Refunding Revenue Bonds
  Series 1986B          5.75        2024        7,550,000       7,549,925
Public Service Authority Electric System Expansion
  Revenue Bonds Santee Cooper
  Series 1991D          6.625       2031       14,975,000      16,657,441
Public Service Authority Electric System Revenue Bonds
  Santee Cooper
  Series 1991B          6.00        2031        8,000,000       8,456,000
 Public Service Authority Electric System Revenue Bonds
  Santee Cooper Series 1993A Inverse Floater
  (MBIA Insured)        6.50        2013       17,700,000(d)   18,275,250

Total                                                          56,710,928

South Dakota (0.5%)
Heartland Consumers Power District Electric System
  Refunding Revenue Bonds
  Series 1986           6.00        2010       10,205,000      11,042,014
Souix Falls Multi-family Housing Revenue Bonds
  Series 1996A          7.50        2034       12,200,000      12,754,124
State Lease Revenue Trust Certificates Series 1993
  (CGIC Insured)        6.70        2017        7,260,000       8,576,964

Total                                                          32,373,102

Tennessee (0.4%)
Nashville & Davidson County Health & Education Facility
  1st Mortgage Revenue Bonds
  Blakeford at
  Green Hills CCRC      9.25        2024       12,230,000      14,425,040
Knox County Health Education & Housing Facility Hospital
  Revenue Bonds Baptist Health System East Tennessee
  Series 1989           8.60        2016       10,000,000      10,779,600

Total                                                          25,204,640

Texas (6.6%)
Alliance Airport Authority Special Facility Revenue Bonds
  American Airlines Series 1990
  A.M.T.                7.50        2029       37,400,000      40,724,860
Austin Combined Utility Systems Refunding
  Revenue Bonds
  Series 1985           10.75       2010-15    12,000,000      13,833,480
Austin Combined Utility Systems Refunding
  Revenue Bonds
  Series 1986           5.00        2013       20,000,000      19,400,600
Board of Regents of the University System General
  Refunding Revenue Bonds
  Series 1986           6.50        2007        2,565,000       2,683,067
Brazos River Authority Collateralized Pollution Control
  Revenue Bonds Texas Utility Electric
  Series 1989A A.M.T.   8.25        2019       14,000,000      14,799,400
Brazos River Authority Collateralized Pollution Control
  Revenue Bonds Texas Utility Electric
  Series 1990A A.M.T.   8.125       2020       13,205,000      14,344,988
Brazos River Authority Collateralized Pollution Control
  Revenue Bonds Texas Utility Electric
  Series 1991A A.M.T.   7.875       2021       24,450,000      27,002,091
Brazos River Authority Collateralized
  Refunding Revenue Bonds Houston Lighting & Power
  Series 1989A          7.625       2019       26,300,000      28,060,259
Brownsville Utility System Priority Revenue Bonds
  Series 1990
  (AMBAC Insured)       6.50        2017       10,015,000      10,814,197
Castlewood Municipal Utility District Water &
  Sewer Systems Unlimited Tax & Refunding Revenue Bonds
  Series 1997           6.75        2014        2,890,000       2,895,607
Colony Municipal Utility District 1 Denton County
  Series 1980           9.25        2007        1,000,000       1,355,490
Dallas & Fort Worth International Airport Special Facility
  Revenue Bonds American Airlines
  Series 1990 A.M.T.    7.50        2025       26,200,000      28,481,234
Dallas & Fort Worth International Airport Special Facility
  Revenue Bonds Delta Air Lines
  Series 1991 A.M.T.    7.125       2026       13,500,000      14,465,520
Denison Hospital Authority Hospital Revenue Bonds
  Texoma Medical Center
  Series 1994           7.10        2024        3,950,000       4,308,621
Harris County Health Facilities Hospital Revenue Bonds
  Memorial Hospital
  Series 1992           7.125       2015       16,000,000      18,233,440
Harris County Industrial Development Marine Terminal
  Refunding Revenue Bonds GATX Terminal
  Series 1992           6.95        2022       15,000,000      16,278,150
Hidalgo County Health Services Corporation
  Hospital Revenue Bonds Mission Hospital
  Series 1996           6.875       2026        7,880,000       8,469,818
Interstate Municipal Utility District
  Unlimited Tax Bonds Harris County
  Series 1996           6.75        2021        3,020,000       3,246,681
Karnes County Public Facility Lease
  Revenue Bonds         9.20        2015       15,990,000      16,996,890
Kings Manor Municipal Utility District
  Waterworks & Sewer Systems Combination
  Unlimited Tax & Revenue Bonds
  Series 1995           6.875       2018        2,470,000       2,561,909
Matagorda County Navigation District 1
  Collateral Pollution Control Revenue Bonds
  Central Power & Light Series 1986A
  (AMBAC Insured)
  A.M.T.                7.50        2020        6,500,000       7,001,995
Midland County Hospital District Revenue Bonds
  Series 1992           7.50        2016        3,025,000       3,430,894
Municipal Power Agency Refunding Revenue Bonds
  (MBIA Insured)        5.25        2009        8,000,000       8,363,920
Municipal Power Agency Revenue
  Bonds                 5.50        2013        7,410,000       7,410,222
Plano Collin & Denton County General Obligation Bonds
  Limited Tax
  Series 1986           6.00        2006        1,600,000       1,607,984
Rio Grande City Consolidated Independent School District
  Public Facilities Lease Revenue Bonds
  Series 1995           6.75        2010        4,000,000       4,298,400
Sabine River Authority Collateralized Pollution Control
  Revenue Bonds Texas Utilities Electric
  Series 1990A A.M.T.   8.125       2020       30,500,000      33,133,065
San Antonio Electric & Gas System
  Refunding Revenue Bonds
  Series 1989B          5.00        2016       11,000,000      10,629,630
San Antonio Electric & Gas System
  Revenue Bonds
  Series 1987           5.00        2014        8,680,000       8,481,749
West Side Calhoun County Navigation District
  Solid Waste Disposal Revenue Bonds
  Union Carbide Chemical & Plastics Series 1991
  A.M.T.                8.20        2021       17,550,000      19,553,859

Total                                                         392,868,020

Utah (1.9%)
Association Municipal Power System Hunter Series A
 (AMBAC Insured)        5.50        2012        4,000,000       4,000,920
Carbon County Solid Waste Disposal
  Refunding Revenue Bonds Sunnyside
  Cogeneration Associates Series 1991
  A.M.T.                9.25        2018       25,350,000(e)   13,942,500
Housing Finance Agency Single Family Mortgage
  Senior Bonds Series 1991C
  (FGIC Insured)        7.30        2011          860,000         910,198
Housing Finance Agency Single Family Mortgage
  Senior Bonds Series 1991C
  (FGIC Insured)        7.35        2016          685,000         724,367
Hurricane Health Facilities Development Revenue Bonds
  Mission Health Services
  Series 1990           10.50       2020        7,635,000       8,475,842
Intermountain Power Agency Power Supply
  Refunding Revenue Bonds Series F
  (AMBAC Insured)       5.00        2013        5,000,000       4,925,300
Intermountain Power Agency Power Supply
  Refunding Revenue Bonds Series 1993B
  Inverse Floater       7.14        2011        7,600,000(d)    8,037,000
Intermountain Power Agency Power Supply
  Refunding Revenue Bonds Series 1996C
  (MBIA Insured)        5.70        2017       46,000,000      47,579,640
Intermountain Power Agency Power Supply
  Revenue Bonds Series 1987A
  (MBIA Insured)        5.00        2012        8,000,000       7,942,400
Intermountain Power Agency Power Supply
  Revenue Bonds
  Series 1989A-B        6.00        2023       13,665,000      13,821,793
Tooele County Pollution Control Revenue Bonds
  Laidlaw Environmental Services Incorporated
  Series 1997A A.M.T.   7.55        2027        4,000,000       4,389,600

Total                                                         114,749,560

Virginia (0.6%)
Fairfax County Redevelopment & Housing Authority
  Multi-family Housing Revenue Bonds
  Burkeshire Commons
  Series 1996           7.60        2036       13,245,000      14,172,680
Hopewell City Industrial Development Authority
  Pollution Control Refunding Revenue Bonds
  Stone Container
  Series 1992           8.25        2010        3,170,000       3,574,460
Housing Development Authority Commonwealth
  Mortgage Bonds
  Series 1992A          7.15        2033       15,000,000      15,798,000

Total                                                          33,545,140

Washington (3.6%)
King County Housing Authority Pooled Housing
  Refunding Revenue Bonds
  Series 1995A          7.20        2026        4,000,000       4,113,520
Longview Industrial Development Corporation Solid Waste
  Revenue Bonds Weyerhauser Series 1991
  A.M.T.                7.45        2013       20,000,000      21,788,000
Public Power Supply System Nuclear Project 1
  Refunding Revenue Bonds
  Series A              6.50        2015       21,000,000      23,186,100
Public Power Supply System Nuclear Project 1 Refunding
  Revenue Bonds Bonneville Power Administration
  Series 1993A Inverse Floater
  (FSA Insured)         7.32        2011       25,000,000(d)   28,375,000
Public Power Supply System Nuclear Project 1
  Revenue Bonds
  Series 1989           6.00        2017       28,070,000      28,891,328
Public Power Supply System Nuclear Project 1
  Revenue Bonds
  Series 1990A          6.00        2017       38,875,000      39,683,989
Public Power Supply System Nuclear Project 2
  Revenue Bonds
  Series 1994A          5.375       2011       10,000,000      10,043,900
Public Power Supply System Nuclear Project 3
  Revenue Bonds
  Series 1989B          5.50        2017-18    27,550,000      27,342,242
Snohomish County Public Utility District 1
  Generation System Revenue Bonds
  Series 1986A          5.00        2020       17,750,000      17,423,223
State General Obligation
  Refunding Revenue Bonds
  Zero Coupon
  Series 1997A          5.95        2019       16,260,000(f)    5,017,836
State Housing Finance Commission
  Refunding Revenue Bonds Horizon House
  Series 1995A (Asset
  Guaranty Insured)     6.00        2017        3,700,000       3,853,217
State Housing Finance Commission
  Refunding Revenue Bonds Horizon House
  Series 1995A (Asset
  Guaranty Insured)     6.125       2027        3,850,000       4,007,003

Total                                                         213,725,358

West Virginia (1.5%)
Kanawha County Pollution Control
  Revenue Bonds Union Carbide
  Series 1984           7.35        2004        3,000,000       3,453,660
Marion County Solid Waste Disposal Facility
  Revenue Bonds American Power Paper Recycling
  Series 1993 A.M.T.    7.75        2011       20,000,000(e)    9,500,000
Marion County Solid Waste Disposal Facility
  Revenue Bonds American Power Paper Recycling
  Series 1994 A.M.T.    8.25        2011       10,000,000(e)    4,750,000
Marion County Solid Waste Disposal Facility
  Revenue Bonds American Power Paper Recycling
  Series 1995 A.M.T.    9.00        2011        5,000,000(e)    2,375,000
Marion County Solid Waste Disposal Facility
  Revenue Bonds American Power Paper Recycling
  Series 1995B A.M.T.   9.25        2011        5,000,000(e)    2,375,000
Mason County Pollution Control Refunding
  Revenue Bonds Appalachian Power
  Series 1992J          6.60        2022       25,000,000      26,735,750
Pea Ridge Public Service District Sewer
  Refunding Revenue Bonds
  Series 1990           9.25        2020        2,575,000       2,713,329
Putnam County Pollution Control Revenue Bonds
  Appalachian Power
  Series C              6.60        2019       10,600,000      11,282,322
School Building Authority Capital Improvement
  Revenue Bonds
  Series 1991A          6.00        2021       20,785,000      21,473,191
South Charleston Pollution Control Refunding
  Revenue Bonds Union Carbide
  Series 1985           7.625       2005        3,000,000       3,492,390

Total                                                          88,150,642

Wisconsin (0.6%)
Health & Education Facilities Authority
  Revenue Bonds
  St. Clare Hospital    7.00        2022       12,115,000      13,062,393
Health Facilities Authority Refunding Revenue Bonds
  Villa Clement
  Series 1986           8.75        2012        4,365,000       4,376,000
Madison Industrial Development
  Refunding Revenue Bonds Madison Gas & Electric
  Series 1992B          6.70        2027       19,300,000      20,949,957

Total                                                          38,388,350

Wyoming (0.2%)
Green River & Rock Springs Sweetwater County
  Joint Powers Water Board Revenue Bonds
  Series 1988A          8.50        2007        2,500,000       2,581,925
Natrona County Hospital Revenue Bonds
  Wyoming
  Medical Center        8.125       2010        6,500,000       7,043,270
State Farm Loan Board Capital Facilities
  Revenue Bonds
  Series 1994           6.10        2024        5,000,000       5,253,850

Total                                                          14,879,045

Total municipal bonds
(Cost: $5,158,090,986)                                     $5,720,784,228


Short-term securities (2.4%)
Issuer (c,i,j)     Effective          Amount     Value (a)
                       yield      payable at
                                    maturity
Municipal notes
Allegheny County Industrial Development Authority
Revenue Bonds Longwood at Oakmont Series D
  07-01-27             3.85%     $ 2,500,000 $ 2,500,000
Burke County Development Authority Pollution
Control Revenue Bonds Georgia Power Vogtle
3rd Series
  09-01-25             3.80        2,000,000   2,000,000
Burke County Development Authority Pollution
Control Revenue Bonds Georgia Power Vogtle
4th Series
  07-01-24             3.85        1,800,000   1,800,000
Burke County Development Authority Pollution
Control Revenue Bonds Georgia Power Vogtle
5th Series V.R.
  07-01-24             4.00       19,000,000  19,000,000
Columbia Industrial Development Pollution
Control Revenue Bonds Alabama Power
Series C V.R.
  10-01-22             4.00        9,600,000   9,600,000
Duluth Health Facilities Revenue Bonds
Miller-Dwan Medical Center V.R.
  06-01-19             3.85        5,200,000   5,200,000
Forsyth Pollution Control Revenue Bonds
Portland General Electric Series A
  06-01-13             3.85        3,500,000   3,500,000
Harris County Health Facilities Development
Hospital Revenue V.R. Methodist Hospital
  12-01-25             3.85        7,900,000   7,900,000
Jackson County Pollution Control Revenue Bonds
Chevron Series 1992
  06-01-23             3.85          200,000     200,000
Jackson County Port Facility Chevron V.R.
  06-01-23             3.90       15,500,000  15,500,000
Louisiana State Offshore Term Authority
Deepwater Port Revenue Bonds Loop V.R.
  09-01-08             3.85        4,000,000   4,000,000
Monroe County Development Authority
Georgia Power 2nd Series
  07-01-25             4.00        4,100,000   4,100,000
New York City General Obligation Bonds
Fiscal 1995 Series B
  06-15-23             3.85        2,500,000   2,500,000
New York City Municipal Water Finance Authority
Series G V.R. (FGIC Insured)
  06-15-25             4.00       25,800,000  25,800,000
New York City Municipal Water Finance Authority
Series 1994C
  06-15-23             3.85        4,500,000   4,500,000
New York City Municipal Water Finance Authority
Water & Sewer System Revenue Bonds
  06-15-22             3.85        9,600,000   9,600,000
  06-15-23             3.85        2,100,000   2,100,000
Putnam County Development Authority Pollution
Control Revenue Georgia Power Company
  09-01-29             3.85        8,400,000   8,400,000
Valdez Marine Term Revenue Bonds
Exxon Pipeline Series A V.R.
  12-01-33             3.85        5,000,000   5,000,000
Washington State Public Power Supply System
  07-01-17             3.85        6,100,000   6,100,000
Washington State Public Power Supply System
  07-01-17             3.90        3,000,000   3,000,000

Total short-term securities
(Cost: $142,300,000)                      $  142,300,000

Total investments in securities
(Cost: $5,300,390,986)(l)                 $5,863,084,228

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Investments in bonds, by rating category as a percentage of total bonds, are as follows:

                            (Unaudited)
Rating                 11-30-97    11-30-96
AAA                       30%         25%
AA                         5           6
A                         15          16
BBB                       28          33
BB and below              22          20
Non-rated                 --          --
Total                    100%        100%

(c) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue: AMBAC -- American Municipal Bond Association
Corporation CGIC -- Capital Guaranty Insurance Company FGIC -- Financial Guarantee Insurance Corporation FHA -- Federal Housing Authority FSA -- Financial Security Assurance GNMA -- Government National Mortgage Association MBIA -- Municipal Bond Investors Assurance

(d) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Nov. 30, 1997. Inverse floaters in the aggregate represent 5.8% of the Portfolio's net assets as of Nov. 30, 1997.

(e) Non-income producing. Items identified are in default as to payment of interest and/or principal.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(h) Pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

Type of security                      Notional amount
Sales contracts
Municipal Bonds Dec. 1997              $150,000,000

(i) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 1997.

(j) The Portfolio is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. The following abbreviations are used in the portfolio descriptions:

V.R. -- Variable Rate
V.R.D.N. -- Variable Rate Demand Note
A.M.T.  -- Alternative Minimum Tax -- As of Nov. 30, 1997, the value of securities subject to alternative minimum tax represented 18.4% of net assets.

(k) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at Nov. 30, 1997, is as follows:

Security                                       Acquisition    Purchase
                                                      date        cost
Bloomington Community Development
  Refunding Revenue Note 24th Avenue Motel        03-31-88  $1,721,000

(l) At Nov. 30, 1997, the cost of securities for federal income tax purposes was $5,300,394,205 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation               $614,690,695
Unrealized depreciation                (52,000,672)
                                       -----------
Net unrealized appreciation           $562,690,023

PART C.         OTHER INFORMATION

Item 24.        Financial Statements and Exhibits

(a)      FINANCIAL STATEMENTS:

         Financial Statements filed as part of this Post-Effective Amendment:

         Strategist Tax-Free High Yield Fund:
         Independent auditors' report dated January 2, 1998
         Statement of assets and liabilities, Nov. 30, 1997
         Statement of operations, year ended Nov. 30, 1997
         Statements of changes in net assets for the year ended Nov. 30, 1997 and for the period from May 13, 1996 (commencement of operations) to Nov. 30, 1996
         Notes to financial statements

         Tax-Free High Yield Portfolio:
         Independent auditors' report dated January 2, 1998
         Statement of assets and liabilities, Nov. 30, 1997
         Statement of operations, year ended Nov. 30, 1997
         Statements of changes in net assets, for the year ended Nov. 30, 1997 and for the period from May 13, 1996 (commencement of operations) to Nov. 30, 1996
         Notes to financial statements
         Investments in securities, Nov. 30, 1997
         Notes to investments in securities

(b)      EXHIBITS:

1(a) Articles of Incorporation, dated May 24, 1995, filed electronically on or about September 1, 1995, as Exhibit 1 to Registration Statement No. 33-63909, are incorporated herein by reference.

1(b) Articles of Amendment dated April 4, 1996, filed electronically on or about April 17, 1996 as Exhibit 1(b) to Registrant's Pre-Effective Amendment No. 1 are incorporated herein by reference.

2. Copy of By-laws filed electronically on or about April 17, 1996 as Exhibit 2 to Registrant's Pre-Effective Amendment No. 1 are incorporated herein by reference.

3.       Not Applicable.

4.       Not Applicable.

5.       Not Applicable.

6. Copy of Distribution Agreement between Strategist Tax-Free Income Fund, Inc. on behalf of its underlying series fund and American Express Service Corporation dated May 13, 1996 filed electronically as Exhibit 6 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-63909, is incorporated herein by reference.

7.       Not Applicable.

8(a) Copy of Custodian  Agreement between Strategist  Tax-Free Income Fund, Inc.
     on behalf of its underlying series fund and American Express Trust Company dated May 13, 1996 filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-63909, is incorporated herein by reference.

8(b) Copy of Addendum to the Custodian  Agreement  between  Strategist  Tax-Free
     Income Fund, Inc. and American Express Trust Company executed on May 13, 1996, filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-63909, is incorporated herein by reference.

9(a) Copy of Transfer Agency Agreement between Strategist  Tax-Free Income Fund,
     Inc. on behalf of its underlying series fund and American Express Financial Corporation dated May 13, 1996 filed electronically as Exhibit 9(a) to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-63909, is incorporated herein by reference.

9(b) Copy of  Administrative  Services  Agreement  between  Strategist  Tax-Free
     Income Fund, Inc. on behalf of its underlying series fund and American Express Financial Corporation dated May 13, 1996 filed electronically as
     Exhibit 9(b) to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-63909, is incorporated herein by reference.

9(c) Copy  of  Agreement  and  Declaration  of  Unitholders  between  Strategist
     Tax-Free Income Fund, Inc. and IDS High Yield Tax-Exempt Fund dated May 13, 1996, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-63909, is incorporated herein by reference.

10. An opinion and consent of counsel as to the legality of securities being registered, is filed electronically herewith.

11.      Independent Auditors Consent, is filed electronically herewith.

12.      Not Applicable.

13. Copy of Share Purchase Agreement between Strategist Tax-Free Income Fund, Inc. and American Express Financial Corporation dated April 16, 1996 filed electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-63909, is incorporated herein by reference.

14.      Not Applicable.

15. Copy of Plan and Agreement of Distribution between Strategist Tax-Free Income Fund, Inc. on behalf of its underlying series fund and American Express Service Corporation dated May 13, 1996 filed electronically as
     Exhibit 15 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-63909, is incorporated herein by reference.

16. Schedule for computation of each performance quotation filed electronically on or about April 17, 1996 as Exhibit 16 to Registrant's Pre-Effective Amendment No. 1 is incorporated herein by reference.

17.      Financial Data Schedules are filed electronically herewith.

18.      Not Applicable.

19(a). Director's Power of Attorney to sign Amendments to this Registration Statement, dated November 20, 1997, is filed electronically herewith as
         Exhibit 19(a).

19(b). Officers' Power of Attorney to sign Amendments to this Registration Statement, dated November 21, 1997, is filed electronically herewith as
         Exhibit 19(b).

19(c). Trustees Power of Attorney to sign amendments to this Registration Statement dated January 7, 1998, is filed electronically herewith as
         Exhibit 19(c).

19(d). Officers' Power of Attorney to sign Amendments to this Registration Statement dated April 11, 1996, filed electronically on or about April 17, 1996 as Exhibit 19(b) to Registrant's Pre-Effective Amendment No. 1 is incorporated herein by reference.

Item 25.          Persons Controlled by or Under Common Control with Registrant

                  None.

Item 26.          Number of Holders of Securities

                        (1)                              (2)
                                                  Number of Record
                   Title of Class                   Holders as of
                                                  January 13, 1998

                    Common Stock                          18
                   $.01 par value

Item 27. Indemnification

Reference is hereby made to Article IV of Registrant's Articles of Incorporation filed electronically on or about Nov. 1, 1995 as Exhibit 1 to Registrant's initial registration statement and Article X of Registrant's By-laws filed electronically on or about April 17, 1996 as Exhibit 2 to Registrant's Pre-Effective Amendment No. 1.

PAGE 1
American Express Financial Corporation is the investment advisor of the Portfolios of the Trust.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Strategist Tax-Free Income Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 26th day of January, 1998.

                               STRATEGIST TAX-FREE INCOME FUND, INC.

                               By   /s/ James A. Mitchell*
                                         James A. Mitchell
                                         President

                               By___________________________________
                                        Matthew N. Karstetter
                                        Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of January, 1998.

Signature                                                     Title

By   /s/ Rodney P. Burwell**                                  Director
          Rodney P. Burwell


By   /s/ Jean B. Keffeler**                                   Director
         Jean B. Keffeler


By /s/ Brian Kleinberg**                                      Director
          Brian Kleinberg


By   /s/ Thomas R. McBurney**                                 Director
          Thomas R. McBurney


By   /s/ James A. Mitchell**                                  Director
         James A. Mitchell

* Signed pursuant to Officers' Power of Attorney dated November 21, 1997, filed electronically herewith as Exhibit 19(b), by:



_________________________________
Eileen J. Newhouse

** Signed pursuant to Directors Power of Attorney dated November 20, 1997, filed electronically herewith as Exhibit 19(a), by:



_________________________________
Eileen J. Newhouse

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TAX-FREE INCOME TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 26th day of January, 1998.

                               TAX-FREE INCOME TRUST

                               By   /s/ William R. Pearce**
                                        William R. Pearce
                                        Chairman of the board


                               By___________________________________
                                        Matthew N. Karstetter
                                        Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of January, 1998.

Signatures                                                    Capacity

/s/  William R. Pearce*                                       Trustee
     William R. Pearce


/s/  H. Brewster Atwater, Jr.*                                Trustee
     H. Brewster Atwater, Jr.


/s/  Lynne V. Cheney*                                         Trustee
     Lynne V. Cheney


/s/  William H. Dudley*                                       Trustee
     William H. Dudley


/s/  David R. Hubers*                                         Trustee
     David R. Hubers

Signatures                                                    Capacity

/s/  Heinz F. Hutter*                                         Trustee
     Heinz F. Hutter


/s/  Anne P. Jones*                                           Trustee
     Anne P. Jones


/s/  Alan K. Simpson*                                         Trustee
     Alan K. Simpson


/s/  Edson W. Spencer*                                        Trustee
     Edson W. Spencer


/s/  John R. Thomas*                                          Trustee
     John R. Thomas


/s/  Wheelock Whitney*                                        Trustee
     Wheelock Whitney


/s/  C. Angus Wurtele*                                        Trustee
     C. Angus Wurtele

* Signed pursuant to Trustees Power of Attorney dated January 7, 1998, filed electronically herewith as Exhibit 19(c), by:



____________________________________
Leslie L. Ogg

** Signed pursuant to Officers' Power of Attorney dated April 11, 1996, filed on or about April 17, 1996 as Exhibit 19(b) to Registrant's Pre-Effective Amendment No. 1 by:



____________________________________
Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 3 TO REGISTRATION STATEMENT NO. 33-63909


This Amendment to its Registration Statement comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.

     Financial Statements

Part C.

     Other Information.

The signatures.